Exhibit 10.1

BRANDYWINE OPERATING PARTNERSHIP, L.P., as Issuer

BRANDYWINE REALTY TRUST, as Parent Guarantor

$113,000,000 4.34% Senior Notes due December 14, 2008

NOTE PURCHASE AGREEMENT

Dated as of November 15, 2004

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TABLE OF CONTENTS

(Not a part of the Agreement)

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ATTACHMENTS TO NOTE PURCHASE AGREEMENT:

SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms
SCHEDULE 4.6	—	Change in Organizational Structure
SCHEDULE 6.4	—	Subsidiaries of the Parent Guarantor and Ownership of Subsidiary Stock
SCHEDULE 6.5	—	Financial Statements
SCHEDULE 6.15	—	Existing Indebtedness
EXHIBIT 1	—	Form of 4.34% Senior Note due December 14, 2008
EXHIBIT 2	—	Form of Subsidiary Guaranty Agreement
EXHIBIT 3	—	Form of Contributor Guaranty
EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Issuer and the Guarantors – Closing
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers – Closing
EXHIBIT 5.5(a)	—	Form of Opinion of Special Counsel for the Issuer and the Guarantors – Funding Date
EXHIBIT 5.5(b)	—	Form of Opinion of Special Counsel for the Purchasers – Funding Date

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BRANDYWINE OPERATING PARTNERSHIP, L.P.
BRANDYWINE REALTY TRUST
401 Plymouth Road, Suite 500
Plymouth Meeting, Pennsylvania 19462

4.34% Senior Notes due December 14, 2008

Dated as of November 15, 2004

TO THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

     BRANDYWINE OPERATING PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware (the “Issuer”), and BRANDYWINE REALTY TRUST, a real estate investment trust organized under the laws of the State of Maryland and the sole general partner and a limited partner of the Issuer (the “Parent Guarantor,” and together with the Issuer, the “Constituent Companies” and individually, a “Constituent Company”), jointly and severally agree with the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1. AUTHORIZATION OF NOTES.

     The Issuer will authorize the issue and sale of $113,000,000 aggregate principal amount of its 4.34% Senior Notes due December 14, 2008 (the “Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 15). The Notes shall be substantially in the form set out in Exhibit 1. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES; GUARANTIES.

Section 2.1 Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, on the Funding Date provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. Each Purchaser’s obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2 Guaranties. The payment obligations of the Issuer hereunder and under the Notes are unconditionally and irrevocably guaranteed (a) by the Parent Guarantor pursuant to Section 12, (b) by each Subsidiary Guarantor pursuant to that certain Subsidiary Guaranty Agreement to be dated as of the Funding Date (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”) substantially in the form of Exhibit 2 and (c) by the Contributor pursuant to that certain Contributor Guaranty to be dated as of the Funding Date (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Contributor Guaranty”) substantially in the form of Exhibit 3.

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SECTION 3. CLOSING; FUNDING.

     The execution and delivery of this Agreement by the Constituent Companies and each of the Purchasers shall occur at the offices of Schiff Hardin LLP, 623 Fifth Avenue, at 11:00 a.m., New York, New York time, at a closing (the “Closing”) on November 15, 2004 or on such other Business Day thereafter on or prior to December 14, 2004 as may be agreed upon by the Constituent Companies and the Purchasers. The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 623 Fifth Avenue, at 11:00 a.m., New York, New York time on December 14, 2004 or on such other Business Day thereafter as may be agreed upon by the Constituent Companies and the Purchasers (the “Funding Date”). On the Funding Date, the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the Funding Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer. If on the Funding Date the Issuer shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 5 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

     Each Purchaser’s obligation to execute and deliver this Agreement is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1 Representations and Warranties. The representations and warranties of each Constituent Company in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2 Performance; No Default. Each Constituent Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by such Person prior to or at the Closing, and no Default or Event of Default shall have occurred and be continuing. Neither Constituent Company nor any of their respective Subsidiaries shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 11 had such Section applied since such date.

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Section 4.3 Compliance Certificates.

(a) Officer’s Certificate. Each Constituent Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.6 have been fulfilled.

(b) Secretary’s Certificate. Each Constituent Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary (or person performing similar functions), dated the date of the Closing, certifying as to the resolutions attached thereto and other limited partnership, trust or other proceedings relating to the authorization, execution and delivery of this Agreement and, in the case of the Issuer, the Notes.

Section 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Pepper Hamilton LLP, counsel for the Issuer and the Guarantors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Constituent Companies hereby instruct their counsel to deliver such opinion to such Purchaser) and (b) from Schiff Hardin LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5 Payment of Special Counsel Fees. Without limiting the provisions of Section 5.8 or Section 17.1, the Issuer shall have paid on or before the Closing the fees, charges and disbursements of special counsel to the Purchasers referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Closing.

Section 4.6 Changes in Organizational Structure. Except as specified in Schedule 4.6, neither Constituent Company nor any Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the Memorandum.

Section 4.7 Proceedings and Documents. All limited partnership, trust and other proceedings in connection with the transactions contemplated by this Agreement in respect of the Closing and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or special counsel to the Purchasers may reasonably request.

SECTION 5. CONDITIONS TO FUNDING.

     Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser on the Funding Date is subject to the fulfillment to such Purchaser’s satisfaction, prior to or on the Funding Date, of the following conditions:

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Section 5.1 Representations and Warranties.

(a) The representations and warranties of each Constituent Company in this Agreement shall be correct when made and on the Funding Date.

(b) The representations and warranties of each Subsidiary Guarantor in the Subsidiary Guaranty Agreement shall be correct when made and on the Funding Date.

Section 5.2 Performance; No Default. Each Constituent Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty Agreement required to be performed or complied with by such Person prior to or on the Funding Date, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 6.14), no Default or Event of Default shall have occurred and be continuing. Neither Constituent Company nor any of their respective Subsidiaries shall have entered into any transaction since the date of the Closing that would have been prohibited by Section 11 had such Section applied since such date.

Section 5.3 Compliance Certificates.

(a) Officer’s Certificate. (1) Each Constituent Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Funding Date, certifying that the conditions specified in Sections 5.1(a), 5.2 and 5.10 have been fulfilled.

(2) Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the Funding Date, certifying that the conditions specified in Sections 5.1(b) and 5.2 have been fulfilled.

(b) Secretary’s Certificate. (1) Each Constituent Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary (or person performing similar functions), dated the Funding Date, certifying as to the resolutions attached thereto and other limited partnership, trust or other proceedings relating to the authorization, execution and delivery of this Agreement and, in the case of the Issuer, the Notes.

(2) Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary (or person performing similar functions) certifying as to the resolutions attached thereto and other corporate or other proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty Agreement.

Section 5.4 Subsidiary Guaranty Agreement; Contributor Guaranty.

(a) The Subsidiary Guaranty Agreement shall have been duly authorized, executed and delivered by each Subsidiary Guarantor and shall be in full force and effect and such Purchaser shall have received a duly executed copy thereof.

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(b) The Contributor Guaranty shall have been duly authorized, executed and delivered by the Contributor and shall be in full force and effect and such Purchaser shall have received a duly executed copy thereof together with such other documents, instruments, certificates and opinions (which shall cover, among other things, authority, legality, validity, binding effect and enforceability) of counsel to the Contributor, all of which shall be satisfactory to such Purchaser.

Section 5.5 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Funding Date (a) from Pepper Hamilton LLP, counsel for the Issuer and the Guarantors, covering the matters set forth in Exhibit 5.5(a) and covering such other matters incident to the transactions contemplated hereby and by the Subsidiary Guaranty Agreement as such Purchaser or special counsel to the Purchasers may reasonably request (and the Constituent Companies hereby instruct their counsel to deliver such opinion to such Purchaser) and (b) from Schiff Hardin LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 5.5(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 5.6 Purchase Permitted by Applicable Law, Etc. On the Funding Date such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate from the Issuer certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 5.7 Sale of Other Notes. On the Funding Date, the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it on the Funding Date as specified in Schedule A.

Section 5.8 Payment of Special Counsel Fees. Without limiting the provisions of Section 4.5 or Section 17.1, the Issuer shall have paid on or before the Funding Date the fees, charges and disbursements of special counsel to the Purchasers referred to in Section 5.5(b) to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Funding Date.

Section 5.9 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 5.10 Changes in Organizational Structure. Neither Constituent Company nor any Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the Closing unless such act or event would not have been prohibited by Section 10 or Section 11 had such Sections applied since such date and the Constituent Companies shall have notified such Purchaser thereof.

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Section 5.11 Funding Instructions. At least three Business Days prior to the Funding Date, such Purchaser shall have received written instructions signed by a Responsible Officer of the Issuer on letterhead of the Issuer setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number, (c) the account name and number into which the purchase price for the Notes is to be deposited and (d) the name and telephone number of the account representative responsible for verifying receipt of such funds.

Section 5.12 Proceedings and Documents. All limited partnership, trust and other proceedings in connection with the transactions contemplated by this Agreement and the Subsidiary Guaranty Agreement in respect of the Funding Date and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or special counsel to the Purchasers may reasonably request.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE CONSTITUENT COMPANIES.

     Each Constituent Company, jointly and severally, represents and warrants to each Purchaser that:

Section 6.1 Organization; Power and Authority; Status as a REIT.

(a) The Issuer is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer has the limited partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The Parent Guarantor is the sole general partner of the Issuer.

(b) The Parent Guarantor is a real estate investment trust duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign real estate investment trust and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Parent Guarantor has the trust power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

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(c) The Parent Guarantor qualified as a real estate investment trust under the provisions of subchapter M of the Code for its fiscal years ended December 31, 1986through December 31, 2003. No tax return has been examined and reported on by the Internal Revenue Service. The Parent Guarantor has not incurred any liability for excise taxes pursuant to Section 4981 of the Code. Each Subsidiary of the Parent Guarantor is either (1) a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code, disregarded as an entity separate from its owner under Treasury Regulation Section 301.7701-3, (2) a real estate investment trust under the provisions of subchapter M of the Code, (3) a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code, (4) a partnership or (5) a limited liability company or other disregarded entity.

Section 6.2 Authorization, Etc.

(a) This Agreement and the Notes have been duly authorized by all necessary limited partnership action on the part of the Issuer, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) This Agreement has been duly authorized by all necessary trust action on the part of the Parent Guarantor and this Agreement constitutes the legal, valid and binding obligation of the Parent Guarantor enforceable against the Parent Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) The Subsidiary Guaranty Agreement has been duly authorized by all necessary corporate or other action on the part of each Subsidiary Guarantor and, upon execution and delivery thereof by each Subsidiary Guarantor, the Subsidiary Guaranty Agreement will constitute the legal, valid and binding obligation of each Subsidiary Guarantor enforceable against each Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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Section 6.3 Disclosure. The Constituent Companies, through their co-agents, J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., have delivered to each Purchaser a copy of a Private Placement Memorandum, dated October 2004 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Parent Guarantor and its Subsidiaries (including the Issuer). This Agreement, the Subsidiary Guaranty Agreement, the Memorandum, the documents, certificates or other writings and the financial statements listed in Schedule 6.5, in each case, delivered to the Purchasers prior to October 29, 2004 by or on behalf of the Constituent Companies (this Agreement, the Subsidiary Guaranty Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2003, there has been no change in the financial condition, operations, business, properties or prospects of the Parent Guarantor or any of its Subsidiaries (including the Issuer) except changes that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. There is no fact known to either Consistent Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 6.4 Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 6.4 contains (except as noted therein) complete and correct lists (1) of the Parent Guarantor’s Subsidiaries, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent Guarantor and each of its other Subsidiaries, (2) of the Parent Guarantor’s Affiliates, other than its trustees, officers, directors and Subsidiaries (or trustees, officers and directors of such Subsidiaries), and (3) of each Constituent Company’s directors and executive officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 6.4 as being owned by the Parent Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Parent Guarantor or another of its Subsidiaries free and clear of any Encumbrance (except as otherwise disclosed in Schedule 6.4).

(c) Each Subsidiary identified in Schedule 6.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Subsidiary identified in Schedule 6.4 has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact and, in the case of each such Subsidiary that is a Subsidiary Guarantor, to execute and deliver the Subsidiary Guaranty Agreement and to perform the provisions thereof.

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(d) No Subsidiary identified in Schedule 6.4 is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 6.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Issuer or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary, other than restrictions under certain loan documents encumbering the properties owned by a Subsidiary of the Issuer which may prohibit the making of distributions by such Subsidiary following an event of default thereunder.

Section 6.5 Financial Statements; Material Liabilities. The Constituent Companies have delivered to each Purchaser copies of the consolidated financial statements of the Issuer listed on Schedule 6.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Issuer and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Parent Guarantor and its Subsidiaries (including the Issuer) do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 6.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance (a) by the Issuer of this Agreement and the Notes, (b) by the Parent Guarantor of this Agreement and (c) by each Subsidiary Guarantor of the Subsidiary Guaranty Agreement will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Encumbrance in respect of any property of the Parent Guarantor or any of its Subsidiaries (including the Issuer) under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, limited partnership agreement, declaration of trust, corporate charter or by-laws, or any other agreement or instrument to which the Parent Guarantor or any of its Subsidiaries (including the Issuer) is bound or by which the Parent Guarantor or any of its Subsidiaries (including the Issuer) or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Parent Guarantor or any of its Subsidiaries (including the Issuer) or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Section 6.7 Governmental Authorizations, Etc. Except for any Current Report on Form 8-K describing the transactions contemplated by this Agreement that may be required to be filed by the Issuer and the Parent Guarantor, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance (a) by the Issuer of this Agreement or the Notes (b) by the Parent Guarantor of this Agreement or (c) by any Subsidiary Guarantor of the Subsidiary Guaranty Agreement.

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Section 6.8 Litigation; Observance of Agreements, Statutes and Orders.

(a) Except as disclosed in the Disclosure Materials, there are no actions, suits, investigations or proceedings pending or, to the knowledge of either Constituent Company, threatened against or affecting the Parent Guarantor or any of its Subsidiaries (including the Issuer) or any property of the Parent Guarantor or any of its Subsidiaries (including the Issuer) in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) Neither the Parent Guarantor nor any of its Subsidiaries (including the Issuer) is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 6.9 Taxes. The Parent Guarantor and its Subsidiaries (including the Issuer) have filed (or have properly requested an extension for) all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not, individually or in the aggregate, Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent Guarantor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither Constituent Company knows of any basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Parent Guarantor and its Subsidiaries (including the Issuer) in respect of United States federal, state or other taxes for all fiscal periods are adequate in accordance with GAAP. The United States federal income tax liabilities of the Parent Guarantor and its Subsidiaries (including the Issuer) have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2000.

Section 6.10 Title to Property; Leases. The Parent Guarantor and its Subsidiaries (including the Issuer) have good and sufficient title to their respective properties that, individually or in the aggregate, are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 6.5 or purported to have been acquired by the Parent Guarantor or any of its Subsidiaries (including the Issuer) after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Encumbrances prohibited by this Agreement. All leases that, individually or in the aggregate, are Material are valid and subsisting and are in full force and effect in all material respects.

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Section 6.11 Licenses, Permits, Etc.

(a) The Parent Guarantor and its Subsidiaries (including the Issuer) own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and domain names or rights thereto, that, individually or in the aggregate, are Material, without known conflict with the rights of others.

(b) To the best knowledge of each Constituent Company, no product of the Parent Guarantor or any of its Subsidiaries (including the Issuer) infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right owned by any other Person.

(c) To the best knowledge of each Constituent Company, there is no Material violation by any Person of any right of the Parent Guarantor or any of its Subsidiaries (including the Issuer) with respect to any patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right owned or used by the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Section 6.12 Compliance with ERISA.

(a) The Parent Guarantor and each of its ERISA Affiliates (including the Issuer) have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Parent Guarantor nor any of its ERISA Affiliates (including the Issuer) has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Parent Guarantor or any of its ERISA Affiliates (including the Issuer), or in the imposition of any Encumbrance on any of the rights, properties or assets of the Parent Guarantor or any of its ERISA Affiliates (including the Issuer), in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code or Section 4068 of ERISA, other than such liabilities or Encumbrances as would not be, individually or in the aggregate, Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multi-employer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.

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(c) The Parent Guarantor and its ERISA Affiliates (including the Issuer) have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multi-employer Plans that, individually or in the aggregate, are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Parent Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Parent Guarantor and its Subsidiaries (including the Issuer) is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Constituent Companies to each Purchaser in the first sentence of this Section 6.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 7.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 6.13 Private Offering. Neither Constituent Company or any Subsidiary Guarantor nor anyone acting on their behalf has offered the Notes, the Guaranty set forth in Section 12, the Subsidiary Guaranty Agreement or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and other Qualified Institutional Buyers, each of which has been offered the Notes, the Guaranty set forth in Section 12 and the Subsidiary Guaranty Agreement at a private sale for investment. Neither Constituent Company or any Subsidiary Guarantor nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes, the Guaranty set forth in Section 12 or the execution and delivery of the Subsidiary Guaranty Agreement to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 6.14 Use of Proceeds; Margin Regulations. The Issuer will apply the proceeds of the sale of the Notes as set forth in the “Summary of Proposed Terms and Conditions” contained in the Memorandum. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Issuer and its Subsidiaries and the Issuer does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

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Section 6.15 Existing Indebtedness; Future Encumbrances.

(a) Except as described therein, Schedule 6.15 sets forth, as of October 31, 2004 (or such later date as specified in such Schedule 6.15), (1) a complete and correct list of all instruments or agreements evidencing outstanding Indebtedness in excess of $10,000,000 of the Parent Guarantor and its Subsidiaries (including the Issuer) (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any) and (2) the aggregate principal amount of all Indebtedness of the Parent Guarantor and its Subsidiaries (including the Issuer) outstanding under instruments or agreements evidencing Indebtedness that is less than $10,000,000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent Guarantor or its Subsidiaries (including the Issuer). Neither the Parent Guarantor nor any of its Subsidiaries (including the Issuer) is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent Guarantor or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent Guarantor or any of its Subsidiaries (including the Issuer) that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 6.15, neither the Parent Guarantor nor any of its Subsidiaries (including the Issuer) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to an Encumbrance not permitted by Section 11.1(c) or Section 11.2.

(c) Neither the Parent Guarantor nor any of its Subsidiaries (including the Issuer) is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Parent Guarantor or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Parent Guarantor, the Issuer or any Subsidiary Guarantor except as specifically indicated in Schedule 6.15.

Section 6.16 Foreign Assets Control Regulations, Etc.

(a) Neither the sale of the Notes by the Issuer hereunder nor its use of the proceeds thereof will violate the Anti-Terrorism Order, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Parent Guarantor nor any of its Subsidiaries (including the Issuer) (1) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or Section 1 of the Anti-Terrorism Order or (2) engages in any dealings or transactions, or is otherwise associated, with any such Person. The Parent Guarantor and its Subsidiaries (including the Issuer) are in compliance, in all material respects, with the USA Patriot Act.

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(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any government official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Issuer.

Section 6.17 Status under Certain Statutes. Neither the Parent Guarantor nor any of its Subsidiaries (including the Issuer) is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 6.18 Environmental Matters.

(a) Neither Constituent Company nor any of their respective Subsidiaries has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Parent Guarantor or any of its Subsidiaries (including the Issuer) or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b) Neither Constituent Company nor any of their respective Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Parent Guarantor nor any of its Subsidiaries (including the Issuer) has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Parent Guarantor or any of its Subsidiaries (including the Issuer) are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 6.19 Obligations Rank Pari Passu.

(a) The obligations of the Issuer under this Agreement rank, and the Notes when executed will rank, at least pari passu in right of payment with all other unsecured senior Indebtedness (actual or contingent) of the Issuer, including, without limitation, all unsecured senior Indebtedness of the Issuer described on Schedule 6.15.

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(b) The obligations of the Parent Guarantor under the Guaranty set forth in Section 12 rank at least pari passu in right of payment with all other unsecured senior Indebtedness (actual or contingent) of the Parent Guarantor, including, without limitation, all unsecured senior Indebtedness of the Parent Guarantor described on Schedule 6.15.

(c) The obligations of each Subsidiary Guarantor under the Subsidiary Guaranty Agreement, when executed, will rank at least pari passu in right of payment with all other unsecured senior Indebtedness (actual or contingent) of such Subsidiary Guarantor, including, without limitation, all unsecured senior Indebtedness of such Subsidiary Guarantor described on Schedule 6.15.

SECTION 7. REPRESENTATIONS OF THE PURCHASERS.

Section 7.1 Purchase for Investment. Each Purchaser severally represents that (a) it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pension or trust fund’s property shall at all times be within such Purchaser’s or such pension or trust fund’s control and (b) such Purchaser, and any separate account or pension or trust fund for whose account the Purchaser is purchasing the Notes, is a Qualified Institutional Buyer. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

Section 7.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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(c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Issuer and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Issuer in writing pursuant to this paragraph (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Issuer and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuer in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this paragraph (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

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     As used in this Section 7.2, the terms “employee benefit plan,” “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 8. INFORMATION AS TO CONSTITUENT COMPANIES.

Section 8.1 Financial and Business Information. The Constituent Companies shall deliver to each holder of Notes that is a Significant Holder:

(a) Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Issuer’s Quarterly Report on Form 10-Q (the “Form 10-Q”)with the SEC regardless of whether the Issuer is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Issuer (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(1) a consolidated balance sheet of the Issuer and its Subsidiaries as at the end of such quarter, and

(2) consolidated statements of income, changes in partners’ equity and cash flows of the Issuer and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Issuer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Issuer’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 8.1(a), provided, further, that the Constituent Companies shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and shall have given each Purchaser prior notice of such availability on EDGAR in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Issuer’s Annual Report on Form 10-K (the “Form-10 K”) with the SEC regardless of whether the Issuer is subject to the filing requirements thereof) after the end of each fiscal year of the Issuer, duplicate copies of,

(1) a consolidated balance sheet of the Issuer and its Subsidiaries, as at the end of such year, and

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(2) consolidated statements of income, changes in partners’ equity and cash flows of the Issuer and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Issuer’s Form 10-K for such fiscal year (together with the Issuer’s annual report to unit holders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 8.1(b), provided, further, that the Constituent Companies shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by a Constituent Company or any of its Subsidiaries to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally and (2) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by a Constituent Company or any of its Subsidiaries with the SEC and of all press releases and other statements made available generally by a Constituent Company or any of its Subsidiaries to the public concerning developments that are Material; provided, that the Constituent Companies shall be deemed to have made delivery of any of the foregoing if they shall have timely made Electronic Delivery thereof;

(d) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer of a Constituent Company becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 13(f), a written notice specifying the nature and period of existence thereof and what action such Constituent Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer of a Constituent Company becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that such Constituent Company or any of its ERISA Affiliates proposes to take with respect thereto:

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(1) with respect to any Plan, any reportable event, as defined in Section 4043(C) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of the Closing; or

(2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by a Constituent Company or any of its ERISA Affiliates of a notice from a Multi-employer Plan that such action has been taken by the PBGC with respect to such Multi-employer Plan; or

(3) any event, transaction or condition that could result in the incurrence of any liability by a Constituent Company or any of its ERISA Affiliates pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Encumbrance on any of the rights, properties or assets of a Constituent Company or any of its ERISA Affiliates pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Encumbrance, taken together with any other such liabilities or Encumbrances then existing, would reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to a Constituent Company or any of its Subsidiaries from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of a Constituent Company or any of its respective Subsidiaries (including, but without limitation, actual copies of the Issuer’s Form 10-Q and Form 10-K) or relating to the ability of either Constituent Company or any Subsidiary Guarantor to perform its respective obligations hereunder, under the Notes or under the Subsidiary Guaranty Agreement as from time to time may be reasonably requested by any such holder of Notes.

Section 8.2 Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 8.1(a) or Section 8.1(b) shall be accompanied by a certificate of a Senior Financial Officer of each Constituent Company setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

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(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Issuer was in compliance with the requirements of Section 11.1 and Section 11.2 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of each Constituent Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of a Constituent Company or any of its Subsidiaries to comply with any Environmental Law), specifying the nature and period of existence thereof and what action such Constituent Company shall have taken or proposes to take with respect thereto.

Section 8.3 Visitation. Each Constituent Company shall permit the representatives of each holder of Notes that is a Significant Holder:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to such Constituent Company, to visit the principal executive office of such Constituent Company, to discuss the affairs, finances and accounts of such Constituent Company and its Subsidiaries with such Constituent Company’s officers, and (with the consent of such Constituent Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Constituent Company, which consent will not be unreasonably withheld) to visit the other offices and properties of such Constituent Company and each of its Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of such Constituent Company to visit and inspect any of the offices or properties of such Constituent Company or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision such Constituent Company authorizes said accountants to discuss the affairs, finances and accounts of such Constituent Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 9. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 9.1 Maturity. As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof.

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Section 9.2 Optional Prepayments with Make-Whole Amount. The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $5,000,000 of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 9.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 9.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Issuer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer of the Issuer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 9.3 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 9.4 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 9, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 9.5 Purchase of Notes. The Issuer will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Issuer will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 9.6 Make-Whole Amount. “Make-Whole Amount” shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

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“Called Principal” shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 9.2 or has become or is declared to be immediately due and payable pursuant to Section 14.1, as the context requires.

“Discounted Value” shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. (New York, New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1 on Bloomberg Financial Markets (“Bloomberg”) or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the actively traded U.S. Treasury Security with the maturity closest to and greater than such Remaining Average Life and (ii) the actively traded U.S. Treasury Security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” shall mean, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 9.2 or Section 14.1.

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“Settlement Date” shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 9.2 or has become or is declared to be immediately due and payable pursuant to Section 14.1, as the context requires.

SECTION 10. AFFIRMATIVE COVENANTS.

     Each Constituent Company covenants that so long as any of the Notes are outstanding:

Section 10.1 Compliance with Law. Without limiting Section 11.5, each Constituent Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 10.2 Insurance. Each Constituent Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 10.3 Maintenance of Properties. Each Constituent Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent either Constituent Company or any of their Subsidiaries from discontinuing the operation and the maintenance of any of their respective properties if such discontinuance is desirable in the conduct of its business and such Constituent Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 10.4 Payment of Taxes and Claims. Each Constituent Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, governmental charges or levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become an Encumbrance on properties or assets of either Constituent Company or any of their respective Subsidiaries, provided that neither Constituent Company nor any of their respective Subsidiaries need pay any such tax, assessment, governmental charges, levies or claims if (1) the amount, applicability or validity thereof is contested by such Constituent Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Constituent Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Constituent Company or such Subsidiary or (2) the nonpayment of all such taxes, assessments, governmental charges and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

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Section 10.5 Legal Existence, Etc.; Sole General Partner.

(a) Subject to Section 11.3, each Constituent Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 11.3, each Constituent Company will at all times preserve and keep in full force and effect the legal existence of each of its Subsidiaries (unless merged into or consolidated with a Constituent Company or another Subsidiary of a Constituent Company, or dissolved with its net assets distributed to a Constituent Company or another Subsidiary of a Constituent Company) and all rights and franchises of each Constituent Company and its Subsidiaries unless, in the good faith judgment of such Constituent Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) The Parent Guarantor will at all times be the sole general partner of the Issuer.

Section 10.6 Books and Records. Each Constituent Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Constituent Company or such Subsidiary, as the case may be.

Section 10.7 Qualification as a REIT. The Parent Guarantor will preserve and maintain its qualification as a real estate investment trust under subchapter M of the Code (and any successor provisions thereto) and the applicability to the Parent Guarantor and its beneficiaries of the method of taxation provided for in Section 857(b) of the Code (and any successor provision thereto).

Section 10.8 Subsidiary Guarantors.

(a) (1) Concurrently with any Subsidiary of either Constituent Company becoming obligated as a co-obligor or guarantor in respect of any obligations of the Issuer under the Bank Credit Agreementor theIndenture, the Constituent Companies shall cause such Subsidiary to execute and deliver a supplement to the Subsidiary Guaranty Agreement (a “Supplement”) in the form of Exhibit A to the Subsidiary Guaranty Agreement.

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(2) Concurrently with the delivery by any Subsidiary of a Supplement pursuant to Section 10.8(a)(1), the Constituent Companies shall cause such Subsidiary to deliver to each holder of Notes an Opinion of Counsel to the effect that (i) such Subsidiary is a corporation or other business entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the corporate or other power and the authority to execute and deliver such Supplement and to perform the Subsidiary Guaranty Agreement, (ii) the execution and delivery of such Supplement and performance of the Subsidiary Guaranty Agreement has been duly authorized by all necessary corporate or other action on the part of such Subsidiary, such Supplement has been duly executed and delivered by such Subsidiary and the Subsidiary Guaranty Agreement constitutes the legal, valid and binding contract of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (iii) the execution and delivery of such Supplement and the performance by such Subsidiary of the Subsidiary Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation of an Encumbrance upon any of the property of such Subsidiary pursuant to the provisions of any law, order, rule or regulation, judgment or decree, its charter documents or any material agreement or other instrument to which such Subsidiary is a party to or by which such Subsidiary may be bound and (iv) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority, federal or state, is necessary in connection with the execution and delivery of such Supplement by such Subsidiary or the performance of the Subsidiary Guaranty Agreement by such Subsidiary, which opinion may contain such assumptions and qualifications as are reasonably acceptable to the Required Holders.

(b) If at any time, pursuant to the terms and conditions of the Bank Credit Agreement and the Indenture, any Subsidiary Guarantor is no longer obligated as a co-obligor and/or guarantor under the Bank Credit Agreement and the Indenture and the Issuer shall have delivered to each holder of Notes an Officer’s Certificate certifying that (1) such Subsidiary Guarantor is not obligated as a co-obligor and/or guarantor under the Bank Credit Agreement and the Indenture and (2) immediately preceding the release of such Subsidiary Guarantor from the Subsidiary Guaranty Agreement and after giving effect thereto, no Default or Event of Default shall have existed or would exist, then, concurrently with the delivery of such Officer’s Certificate to the holders of Notes, such Subsidiary Guarantor shall be deemed discharged from its obligations under the Subsidiary Guaranty Agreement.

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(c) Each Constituent Company agrees that it will not, nor will it permit any of its Affiliates (including any Subsidiary Guarantor) to, directly or indirectly, pay or cause to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any creditor of such Constituent Company or any of its Affiliates (including any Subsidiary Guarantor) as consideration for or as an inducement to the entering into by any such creditor of any release or discharge of any Subsidiary Guarantor with respect to any liability of such Subsidiary Guarantor as an obligor or guarantor under or in respect of Indebtedness outstanding under the Bank Credit Agreement or the Indenture, unless such consideration or remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each of the holders of the Notes.

SECTION 11. NEGATIVE COVENANTS.

Each Constituent Company covenants that so long as any of the Notes are outstanding:

Section 11.1 Limitations on Incurrence of Indebtedness.

(a) The Issuer shall not, and shall not permit any of its Subsidiaries to, incur any Indebtedness, other than Intercompany Indebtedness, if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (without duplication):

(1) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer’s Form 10-K or Form 10-Q, as the case may be, most recently filed with the SEC (or, if such filing is not permitted under the Exchange Act, covered in the financial statements most recently delivered to the holders of the Notes pursuant to Section 8.1(a) or (b), as the case may be) prior to the incurrence of such additional Indebtedness; and

(2) the purchase price of any assets included in the definition of Total Assets acquired (to the extent such purchase price was not paid for with cash or other assets included in the determination of Total Assets pursuant to the immediately preceding clause (1)), and the amount of any Securities offering proceeds received (to the extent such proceeds were not used to acquire items included in the definition of Total Assets or used to reduce Indebtedness), by the Issuer or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

(b) The Issuer shall not, and shall not permit any of its Subsidiaries to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge, in each case, for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.50 to 1.00, on a pro forma basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that:

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(1) such Indebtedness and any other Indebtedness incurred by the Issuer and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period;

(2) the repayment or retirement of any other Indebtedness by the Issuer and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period);

(3) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation; and

     (4)     in the case of any acquisition or disposition by the Issuer or any of its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

(c) The Issuer shall not, and shall not permit any of its Subsidiaries to, incur any Indebtedness secured by any Encumbrance upon any of the property of the Issuer or any of its Subsidiaries, whether owned on the date of the Closing or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Indebtedness secured by an Encumbrance and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Issuer or any of its Subsidiaries is greater than 40% of the sum of (without duplication):

(1) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer’s Form 10-K or Form 10-Q, as the case may be, most recently filed with the SEC (or, if such filing is not permitted under the Exchange Act, covered in the financial statements most recently delivered to the holders of the Notes pursuant to Section 8.1(a) or (b), as the case may be) prior to the incurrence of such additional Indebtedness; and

(2) the purchase price of any assets included in the definition of Total Assets acquired (to the extent such purchase price was not paid for with cash or other assets included in the determination of Total Assets pursuant to the immediately preceding clause (1)), and the amount of any Securities offering proceeds received (to the extent such proceeds were not used to acquire items included in the definition of Total Assets or used to reduce Indebtedness), by the Issuer or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

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Section 11.2 Unencumbered Asset Coverage. The Issuer and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Issuer and its Subsidiaries on a consolidated basis.

Section 11.3 Merger, Consolidation, Etc.

(a) The Issuer shall not consolidate with or merge into any other Person or convey, lease or transfer all or substantially all of its assets to any Person unless:

(1) either the Issuer shall be the continuing entity or the entity (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance, lease or transfer all or substantially all of the assets of the Issuer shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, pursuant to a written agreement in form and substance satisfactory to the holders of the Notes, the due and punctual payment of the principal of, Make-Whole Amount, if any, and interest on all the Notes and the performance of every covenant of this Agreement on the part of the Issuer to be performed or observed;

(2) immediately after giving effect to such transaction, no Default or Event of Default, shall have occurred and be continuing;

(3) the Issuer shall have delivered to each of the holders of the Notes an Officer’s Certificate of the Issuer and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such agreement of assumption comply with this Section 11.3(a), that all conditions precedent herein provided for relating to such transaction have been complied with and that such agreement of assumption is enforceable in accordance with its terms; and

(4) each Guarantor shall have reaffirmed, in writing, its obligations under this Agreement or the Subsidiary Guaranty Agreement, as applicable.

(b) Upon any consolidation or merger, or any conveyance, lease or transfer of all or substantially all of the assets of the Issuer in accordance with Section 11.3(a), the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Agreement and the Notes with the same effect as if such successor Person had been named as the Issuer herein and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Agreement and the Notes and, in the event of any such consolidation, merger, conveyance, lease or transfer, the Issuer as the predecessor Person may thereupon or at any time thereafter be dissolved, wound up, or liquidated.

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(c) The Parent Guarantor shall not consolidate with or merge into any other Person or convey, lease or transfer all or substantially all of its assets to any Person unless:

(1) either the Parent Guarantor shall be the continuing entity or the entity (if other than the Parent Guarantor) formed by such consolidation or into which the Parent Guarantor is merged or the Person which acquires by conveyance, lease or transfer all or substantially all of the assets of the Parent Guarantor shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, pursuant to a written agreement in form and substance satisfactory to each of the holders of the Notes, the due and punctual payment of all amounts payable by the Parent Guarantor under this Agreement and the performance of every covenant of this Agreement on the part of the Parent Guarantor to be performed or observed;

(2) immediately after giving effect to such transaction, no Default or Event of Default, shall have occurred and be continuing;

(3) the Parent Guarantor shall have delivered to each holder of the Notes an Officer’s Certificate of the Parent Guarantor and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture comply with this Section 11.3(c), that all conditions precedent herein provided for relating to such transaction have been complied with and that such agreement of assumption is enforceable in accordance with its terms; and

(4) each Subsidiary Guarantor shall have reaffirmed, in writing, its obligation under the Subsidiary Guaranty Agreement.

(d) Upon any consolidation or merger, or any conveyance or transfer of all or substantially all of the assets of the Parent Guarantor in accordance with Section 11.3(c), the successor Person formed by such consolidation or into which the Parent Guarantor is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Parent Guarantor under this Agreement with the same effect as if such successor Person had been named as the Parent Guarantor herein and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Agreement and, in the event of any such consolidation, merger, conveyance, lease or transfer, the Parent Guarantor as the predecessor Person may thereupon or at any time thereafter be dissolved, wound up, or liquidated.

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Section 11.4 Transactions with Affiliates. Neither Constituent Company will, nor will either Constituent Company permit any of their respective Subsidiaries to, enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than a Constituent Company or another Subsidiary of a Constituent Company), except in the ordinary course and pursuant to the reasonable requirements of such Constituent Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to such Constituent Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 11.5 Terrorism Sanctions Regulations. Neither Constituent Company will, nor will either Constituent Company permit any of its respective Subsidiaries to, (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti Terrorism Order or (b) engage in any dealings or transactions with any such Person.

SECTION 12. GUARANTY.

Section 12.1 The Guaranty. The Parent Guarantor hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to each holder of the Notes the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, Make-Whole Amount, if any, and interest (including any interest accruing after the commencement of any proceeding in bankruptcy and any additional interest that would accrue but for the commencement of such proceeding) on the Notes and all other obligations of the Issuer under this Agreement (all the foregoing being hereinafter collectively called the “Obligations”). The Parent Guarantor further agrees (to the extent permitted by applicable law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under this Section 12 notwithstanding any extension or renewal of any Obligation.

Section 12.2 Waiver of Defenses. The Parent Guarantor waives presentation to, demand of payment from and protest to the Issuer of any of the Obligations and also waives notice of protest for nonpayment. The Parent Guarantor waives notice of any default under this Agreement, the Notes or the Obligations. The obligation of the Parent Guarantor hereunder shall not be affected by (a) the failure of any holder of the Notes to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person under this Agreement, the Subsidiary Guaranty Agreement, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, the Subsidiary Guaranty Agreement, the Notes or any other agreement; (d) the release of any security held by any holder of the Notes for the Obligations or any of them or (e) any change in the ownership of the Issuer.

Section 12.3 Guaranty of Payment. The Parent Guarantor further agrees that the Guaranty herein constitutes a guaranty of payment when due (and not a guaranty of collection) and waives any right to require that any resort be had by any holder of the Notes to any other Person or to any security held for payment of the Obligations.

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Section 12.4 Guaranty Unconditional. The obligations of the Parent Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Parent Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any holder of the Notes to assert any claim or demand or to enforce any remedy under this Agreement, the Subsidiary Guaranty Agreement, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Parent Guarantor or would otherwise operate as a discharge of the Parent Guarantor as a matter of law or equity.

Section 12.5 Reinstatement. The Parent Guarantor further agrees that the Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, Make-Whole Amount, if any, or interest on any of the Obligations is rescinded or must otherwise be restored by any holder of the Notes upon the bankruptcy or reorganization of the Issuer or otherwise.

Section 12.6 Payment on Demand. In furtherance of the foregoing and not in limitation of any other right which any holder of the Notes has at law or in equity against the Parent Guarantor by virtue hereof, upon the failure of the Issuer to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, the Parent Guarantor hereby promises to and shall, upon receipt of written demand by any holder of the Notes, forthwith pay, or cause to be paid, in cash, to the holders an amount equal to the sum of (a) the unpaid amount of such Obligations then due and owing and (b) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by applicable law).

Section 12.7 Stay of Acceleration. The Parent Guarantor further agrees that, as between itself, on the one hand, and the holders of the Notes, on the other hand, (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in this Agreement for the purposes of the Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (b) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Parent Guarantor for the purposes of this Guaranty.

Section 12.8 Costs of Enforcement. The Parent Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by the holders of the Notes in enforcing any rights under this Section 12.

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Section 12.9 No Subrogation. Notwithstanding any payment or payments made by the Parent Guarantor hereunder, the Parent Guarantor shall not be entitled to be subrogated to any of the rights of any holder of the Notes against the Issuer or any collateral security or guaranty or right of offset held by any holder for the payment of the Obligations, nor shall the Parent Guarantor seek or be entitled to seek any contribution or reimbursement from the Issuer or any Subsidiary Guarantor in respect of payments made by the Parent Guarantor hereunder, until all amounts owing to the holders of the Notes by the Issuer on account of the Obligations are paid in full. If any amount shall be paid to the Parent Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Parent Guarantor in trust for the holders of the Notes, segregated from other funds of the Parent Guarantor, and shall, forthwith upon receipt by the Parent Guarantor, be turned over to the holders of the Notes in the exact form received by the Parent Guarantor (duly indorsed by the Parent Guarantor to the holders of the Notes, if required), to be applied against the Obligations.

Section 12.10 Marshalling. No holder of the Notes shall be under any obligation: (a) to marshal any assets in favor of the Parent Guarantor or in payment of any or all of the liabilities of the Issuer under or in respect of the Notes and this Agreement or the obligations of the Parent Guarantor hereunder or (b) to pursue any other remedy that the Parent Guarantor may or may not be able to pursue itself and that may lighten the Parent Guarantor’s burden, any right to which the Parent Guarantor hereby expressly waives.

Section 12.11 Consideration. The Parent Guarantor has received, or shall receive, direct or indirect benefits from the making of this Guaranty.

SECTION 13. EVENTS OF DEFAULT.

     An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Issuer defaults in the payment of any principal or Make-Whole Amount on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Issuer defaults in the payment of any interest on any Note for more than 10 Business Days after the same becomes due and payable; or

(c) either Constituent Company defaults in the performance of or compliance with any term contained in Section 8.1(d) or Sections 11.1 through 11.3, inclusive; or

(d) either Constituent Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 13(a), (b) and (c)) and such default is not remedied within 60 days after the earlier of (1) a Responsible Officer of either Constituent Company obtaining actual knowledge of such default and (2) either Constituent Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 13(d)); or

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(e) any representation or warranty made in writing by or on behalf of either Constituent Company or any Subsidiary Guarantor or by any officer of either Constituent Company or any Subsidiary Guarantor in this Agreement or the Subsidiary Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (1) either Constituent Company or any of their respective Subsidiaries is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (2) either Constituent Company or any of their respective Subsidiaries is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (i) either Constituent Company or any of their respective Subsidiaries has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000, or (ii) one or more Persons have the right to require either Constituent Company or any of their respective Subsidiaries so to purchase or repay such Indebtedness; provided, that clause (3) of this Section 13(f) shall not apply to secured Indebtedness of a Constituent Company or any of its Subsidiaries that becomes due as a result of the direct or indirect voluntary sale or transfer of the property securing such Indebtedness; or

(g) either Constituent Company, any Subsidiary Guarantor or any other Significant Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated or (6) takes corporate action for the purpose of any of the foregoing; or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by a Constituent Company, or a Subsidiary Guarantor or any other Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of either Constituent Company, any Subsidiary Guarantor or any other Significant Subsidiary, or any such petition shall be filed against either Constituent Company, any Subsidiary Guarantor or any other Significant Subsidiary and such petition shall not be dismissed within 60 days; or

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(i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Constituent Companies and their Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified a Constituent Company or any of its ERISA Affiliates that a Plan may become a subject of any such proceedings, (3) the assets of any Plan are less than 90% of the aggregate “amount of benefit liabilities” (within the meaning of Section 4001(a)(16) of ERISA) under such Plan, determined in accordance with Title IV of ERISA, (4) a Constituent Company or any of its ERISA Affiliates shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) a Constituent Company or any of its ERISA Affiliates withdraws from any Multi-employer Plan or (6) a Constituent Company or any of its Subsidiaries establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of such Constituent Company or any of its Subsidiaries thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

(k) (1) the Parent Guarantor defaults in the performance or compliance with Section 12 or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty Agreement or (2) Section 12 or the Subsidiary Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority or court that such section or agreement is invalid, void or unenforceable or (3) the Parent Guarantor or any Subsidiary Guarantor shall contest or deny in writing the validity or enforceability of Section 12 or the Subsidiary Guaranty Agreement, as applicable, or any of its obligations thereunder.

As used in Section 13(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

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SECTION 14. REMEDIES ON DEFAULT, ETC.

Section 14.1 Acceleration. (a) If an Event of Default with respect to a Constituent Company described in Section 13(g) or (h) (other than an Event of Default described in clause (1) of Section 13(g) or described in clause (6) of Section 13(g) by virtue of the fact that such clause encompasses clause (1) of Section 13(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 13(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 14.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (1) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (2) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 14.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 14.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 14.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 14.1(b) or (c), the Required Holders, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 19 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 14.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

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Section 14.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, by the Subsidiary Guaranty Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Constituent Companies under Section 17, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 14, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 15. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 15.1 Registration of Notes. The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Constituent Companies shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is a Significant Holder promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 15.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 20(3)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 7.

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Section 15.3 Replacement of Notes. Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 20(3)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of a Significant Holder, notice from such Significant Holder of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, a holder of a Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days thereafter, the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 16. PAYMENTS ON NOTES.

Section 16.1 Place of Payment. Subject to Section 16.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 16.2 Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 16.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 16.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 15.2. The Issuer will afford the benefits of this Section 16.2 to any Significant Holder that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 16.2.

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SECTION 17. EXPENSES, ETC.

Section 17.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Constituent Companies will pay all out-of-pocket costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Subsidiary Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Subsidiary Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Subsidiary Guaranty Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of a Constituent Company or any of its Subsidiaries or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Subsidiary Guaranty Agreement and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement, the Subsidiary Guaranty Agreement and all related documents and financial information with the SVO provided, that such costs and expenses shall not exceed $5,000. The Constituent Companies will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 17.2 Survival. The obligations of the Constituent Companies under this Section 17 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Subsidiary Guaranty Agreement or the Notes, and the termination of this Agreement or the Subsidiary Guaranty Agreement.

SECTION 18. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of a Constituent Company pursuant to this Agreement shall be deemed representations and warranties of the Constituent Companies under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Constituent Companies and supersede all prior agreements and understandings relating to the subject matter hereof.

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SECTION 19. AMENDMENT AND WAIVER.

Section 19.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Constituent Companies and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, 7 or 23 hereof, or any defined term (as it is used therein), will be effective as to any holder of a Note unless consented to by such holder in writing and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of Section 14 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (3) amend any of Sections 9, 12, 13(a), 13(b), 14, 19 or 22 or (4) except as otherwise provided by Section 10.8(b), terminate the Subsidiary Guaranty Agreement or the Contributor Guaranty or, except as otherwise provided by Section 10.8(b), release any Subsidiary Guarantor from the Subsidiary Guaranty Agreement.

Section 19.2 Solicitation of Holders of Notes.

(a) Solicitation. The Constituent Companies will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Constituent Companies will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 19 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. Neither Constituent Company will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Subsidiary Guaranty Agreement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

Section 19.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 19 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Constituent Companies without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between a Constituent Company and the holder of any Note nor any delay in exercising any rights hereunder, under the Subsidiary Guaranty Agreement or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

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Section 19.4 Notes Held by Constituent Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Subsidiary Guaranty Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by a Constituent Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 20. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(1) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or its nominee shall have specified to the Constituent Companies in writing,

(2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Constituent Companies in writing, or
(3) if to a Constituent Company, to such Constituent Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as such Constituent Company shall have specified to the holder of each Note in writing.

Notices under this Section 20 will be deemed given only when actually received.

SECTION 21. REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing or on the Funding Date (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any holder of the Notes, may be reproduced by such holder by any photographic, photostatic, electronic, digital or other similar process and such holder may destroy any original document so reproduced. Each Constituent Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder of the Notes in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 21 shall not prohibit the Constituent Companies or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

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SECTION 22. CONFIDENTIAL INFORMATION.

     For the purposes of this Section 22, “Confidential Information” shall mean information delivered to any Purchaser by or on behalf of a Constituent Company or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Constituent Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by a Constituent Company or any of its Subsidiaries or (d) constitutes financial statements delivered to such Purchaser under Section 8.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (1) its directors, officers, trustees, employees, agents, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (2) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 22, (3) any other holder of any Note, (4) any Significant Holder to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 22), (5) any Person from which such Purchaser offers to purchase any Security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 22), (6) any federal or state regulatory authority having jurisdiction over such Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or the Subsidiary Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 22 as though it were a party to this Agreement. On reasonable request by a Constituent Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Constituent Companies embodying the provisions of this Section 22.

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SECTION 23. SUBSTITUTION OF PURCHASER.

     Each Purchaser shall have the right to substitute any one of its Affiliates that is a Qualified Institutional Buyer as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Constituent Companies, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 7. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 23), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Constituent Companies of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 23), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 24. MISCELLANEOUS.

Section 24.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 24.2 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 9.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of, or Make-Whole Amount, if any, or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 24.3 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (b) all financial statements shall be prepared in accordance with GAAP.

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Section 24.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 24.5 Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

     Section 24.6     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 24.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 24.8 Jurisdiction and Process; Waiver of Jury Trial.

(a) Each Constituent Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each Constituent Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Constituent Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 24.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 20 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Constituent Company agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

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(c) Nothing in this Section 24.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against a Constituent Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

* * * * *

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     The execution hereof by the Purchasers shall constitute a contract among the Constituent Companies and the Purchasers for the use and purposes hereinabove set forth.

Very truly yours,

BRANDYWINE OPERATING PARTNERSHIP L.P., as Issuer

By: BRANDYWINE REALTY TRUST, as general partner

By_________________________________
Its_______________________________

BRANDYWINE REALTY TRUST, as Parent Guarantor

By____________________________________
Its__________________________________

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This Agreement is hereby accepted
and agreed to as of the date thereof.

[ADD PURCHASERS SIGNATURE BLOCKS]

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INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE TRAVELERS INSURANCE COMPANY	$40,500,000
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Private Placements, 7th Floor
Facsimile: (860) 308-8547

Payments

All payments on or in respect of the Notes to be made by crediting (in the form of federal funds bank wire transfer, identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

The Travelers Insurance Company – Consolidated Private
Placement Account No. 910-2-587434
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA #021000021

Notices

All notices with respect to payment to be addressed:

The Travelers Insurance Company
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Cashier, 5th Floor
Facsimile: (860) 308-8556

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: TRAL & CO

Taxpayer I.D. Number: 06-0566090 (a Connecticut corporation)

SCHEDULE A
(to Note Purchase Agreement)

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE TRAVELERS LIFE AND ANNUITY COMPANY	$2,500,000
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Private Placements, 7th Floor
Facsimile: (860) 308-8547

Payments

All payments on or in respect of the Notes to be made by crediting (in the form of federal funds bank wire transfer, identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

The Travelers Insurance Company – Consolidated Private
Placement Account No. 910-2-587434
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA #021000021

Notices

All notices with respect to payment to be addressed:

The Travelers Life and Annuity Company
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Cashier, 5th Floor
Facsimile: (860) 308-8556

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: TRAL & CO

Taxpayer I.D. Number: 06-0904249 (a Connecticut corporation)

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CITICORP INSURANCE AND INVESTMENT TRUST	$2,000,000
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Private Placements, 7th Floor
Facsimile: (860) 308-8547

Payments

All payments on or in respect of the Notes to be made by crediting (in the form of federal funds bank wire transfer, identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

State Street Bank & Trust Company, N.A., New York
BIC: SBOSUS3N, ABA No. 026009166
State Street Bank & Trust Company, Australia
Custody Clearing Account, Sydney
Account: 40436501
REF: 7FGA Citicorp Insurance and Investment Trust
DDA No. 00044008

Notices

All notices with respect to payment to be addressed:

Citicorp Insurance and Investment Trust
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Cashier, 5th Floor
Facsimile: (860) 308-8556

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: N/A

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FIRST CITICORP LIFE INSURANCE COMPANY	$5,000,000
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Private Placements, 7th Floor
Facsimile: (860) 308-8547

Payments

All payments on or in respect of the Notes to be made by crediting (in the form of federal funds bank wire transfer, identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

First Citicorp Life Insurance Company
Concentration Account No. 36858201
For further credit to Account No. 260529
Citibank, N.A.
ABA No. 021000089

Notices

All notices with respect to payment to be addressed:

First Citicorp Life Insurance Company
242 Trumbull Street, P.O. Box 150449
Hartford, Connecticut 06115-0449
Attention: Cashier, 5th Floor
Facsimile: (860) 308-8556

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3078429

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY	$10,000,000
c/o Genworth Financial
Account: General Electric Capital Assurance Company
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements
Telephone: (206) 516-4515
Facsimile: (206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York
ABA #021000018
Account Number/Beneficiary: GLA111566
SWIFT Code: IRVTBEBB
Attn: PP P&I DEPARTMENT
Bank to Bank Information: General Electric Capital Assurance Company, Account #127939, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

Notices

Address for all notices relating to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees to be addressed as first provided above with a copy to:

State Street
Account: General Electric Capital Assurance Company
801 Pennsylvania
Kansas City, MO 64105
Attn: Klaus Diem
Telephone No.: (816) 691-8646
Fax No.: (816) 691-5593
geam@statestreetkc.com (preferred delivery method)

and

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Hare & Co.
The Bank of New York
Income Collection Department
P.O. Box 11203
New York, NY 10286
Attn: PP P&I Department
Ref: General Electric Capital Assurance Company, Account #127939, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

P&I Contact: Anthony Largo – (212) 437-6541

All other notices and communications to be addressed as first provided above.

If available, an electronic copy is additionally requested. Please send to the following email address:

GNW.privateplacements@genworth.com

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 91-6027719

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNION FIDELITY LIFE INSURANCE COMPANY	$7,000,000
c/o Genworth Financial
Account: UFLIC/FRLVVA
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements
Telephone: (206) 516-4515
Facsimile: (206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Hare & Co.
The Bank of New York
ABA #021000018
Account Number/Beneficiary: GLA111566
SWIFT Code: IRVTBEBB
Bank to Bank Information: UFLIC/FRLVVA, Account #368852, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

Notices

Address for all notices relating to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees to be addressed as first provided above with a copy to:

State Street
Account: Union Fidelity Life Insurance Company
801 Pennsylvania
Kansas City, MO 64105
Attn: Klaus Diem (Private Placement Event)
Telephone No.: (816) 691-8646
Fax No.: (816) 691-5593
geam@statestreetkc.com (preferred delivery method)

and

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Hare & Co.
The Bank of New York
Insurance Trust & Escrow Unit
101 Barclay Street, 8 West
New York, NY 10286
Ref: UFLIC/FRLVVA, Account #368852, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

P&I Contact: Aldrin Bayne – (212) 815-5384

All other notices and communications to be addressed as first provided above.

If available, an electronic copy is additionally requested. Please send to the following email address:

GNW.privateplacements@genworth.com

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 31-0252460

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NAME AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GE REINSURANCE CORPORATION		$4,500,000
c/o Genworth Financial
Account: GE Reinsurance – General Fund PP (GRGPP)
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements (Investment Dept.)
Telephone:	(206) 516-4515
Facsimile:	(206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

JP Morgan Chase Bank
SWIFT Code: ___________
ABA #021-000-021
A/C 9009002859
Bond Interest
Ref: GE Reinsurance – General Fund PP (GRGPP) and Account #G10191, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

Notices

Address for all notices relating to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees to be addressed as first provided above with a copy to:

State Street
Account: GE Reinsurance – General Fund PP (GRGPP)
801 Pennsylvania
Kansas City, MO 64105
Attn: Todd Chism
Telephone No.: (816) 871-4221
Fax No.: (816) 871-4142
geam@statestreetkc.com (preferred delivery method)

and

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JPMorgan Chase Bank
Attn: Private Placements
Account: GE Reinsurance – General Fund PP (GRGPP)
14201 Dallas Parkway – 13th Floor
Dallas, TX 75254
Fax No.: (469) 477-1904

All other notices and communications to be addressed as first provided above.

If available, an electronic copy is additionally requested. Please send to the following email address:

GNW.privateplacements@genworth.com

Name of Nominee in which Notes are to be issued: CUDD & CO.

Taxpayer I.D. Number: 36-2667627

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NAME AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MEDICAL PROTECTIVE COMPANY		$4,500,000
c/o Genworth Financial
Account: Medical Protective General Fund PP (MPGPP)
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements (Investment Dept.)
Telephone:	(206) 516-4515
Facsimile:	(206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

JPMorgan Chase Bank
SWIFT Code: ___________
ABA #021-000-021
A/C 9009002859
Bond Interest
Ref: Medical Protective General Fund PP (MPGPP)and Account #G10183, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

Notices

Address for all notices relating to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees to be addressed as first provided above with a copy to:

State Street
Account: Medical Protective General Fund PP (MPGPP)
801 Pennsylvania
Kansas City, MO 64105
Attn: Todd Chism
Telephone No.: (816) 871-4221
Fax No.: (816) 871-4142
geam@statestreetkc.com (preferred delivery method)

and

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JPMorgan Chase Bank
Attn: Private Placements
Account: Medical Protective General Fund PP (MPGPP)
14201 Dallas Parkway – 13th Floor
Dallas, TX 75254
Fax No.: (469) 477-1904

All other notices and communications to be addressed as first provided above.

If available, an electronic copy is additionally requested. Please send to the following email address:

GNW.privateplacements@genworth.com

Name of Nominee in which Notes are to be issued: CUDD & CO.

Taxpayer I.D. Number: 35-0506406

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NAME AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FEDERAL HOME LIFE INSURANCE COMPANY		$2,000,000
c/o Genworth Financial
Account: Federal Home Life Insurance Company
601 Union Street, Suite 2200
Seattle, Washington 98101
Attention: Private Placements
Telephone:	(206) 516-4515
Facsimile:	(206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Hare & Co.
The Bank of New York
ABA #021000018
Account Number/Beneficiary: GLA111566
SWIFT Code: IRVTBEBB
Bank to Bank Information: Federal Home Life Insurance Company, Account #127924, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

Notices

Address for all notices relating to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees to be addressed as first provided above with a copy to:

State Street
Account: Federal Home Life Insurance Company
801 Pennsylvania
Kansas City, MO 64105
Attn: Klaus Diem
Telephone No.: (816) 691-8646
Fax No.: (816) 691-5593
geam@statestreetkc.com (preferred delivery method)

and

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Hare & Co.
The Bank of New York
Income Collection Department
P.O. Box 11203
New York, NY 10286
Attn: PP P&I Department
Ref: Federal Home Life Insurance Company, Account #127924, PPN 105340 A* 4, Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, principal, interest or premium

P&I Contact: Anthony Largo – (212) 437-6541

All other notices and communications to be addressed as first provided above.

If available, an electronic copy is additionally requested. Please send to the following email address:

GNW.privateplacements@genworth.com

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 35-0576390

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY	$17,000,000
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds (identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Ref:	Brandywine Operating Partnership, L.P., 4.34% Senior Notes due 2008

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications to be addressed to:

Metropolitan Life Insurance Company
Investments, Private Placements
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel–Securities Investments (PRIV)
Facsimile: (973) 355-4338

Name of Nominee in which Notes are to be issued: NONE

Taxpayer I.D. Number: 13-5581829

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN TOWER LIFE INSURANCE COMPANY	$3,000,000
c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds (identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No:	002-1-072301
Account Name:	Metropolitan Tower Life Insurance Company
Ref:	Brandywine Operating Partnership, L.P., 4.34% Senior Notes due 2008

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications to be addressed to:

Metropolitan Tower Life Insurance Company
c/o Metropolitan Life Insurance Company
Investments, Private Placements
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Tower Life Insurance Company
c/o Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel–Securities Investments (PRIV)
Facsimile: (973) 355-4338

Name of Nominee in which Notes are to be issued: NONE

Taxpayer I.D. Number: 13-3114906

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN INVESTORS USA INSURANCE COMPANY	$3,000,000
c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds (identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No:	002-2-431530
Account Name:	MetLife Investors USA Insurance Company
Ref:	Brandywine Operating Partnership, L.P., 4.34% Senior Notes due 2008

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications to be addressed to:

MetLife Investors USA Insurance Company
c/o Metropolitan Life Insurance Company
Investments, Private Placements
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Investors USA Insurance Company
c/o Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel–Securities Investments (PRIV)
Facsimile: (973) 355-4338

Name of Nominee in which Notes are to be issued: NONE

Taxpayer I.D. Number: 54-0696644

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW ENGLAND LIFE INSURANCE COMPANY	$2,000,000
c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds (identifying each payment as “Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008, PPN 105340 A* 4, principal, interest or premium”) to:

Bank Name:	Citibank
ABA Routing #:	021-000-089
Account No:	36858201
FFC A/C:	846116
For Credit to:	New England Life Insurance Company

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications to be addressed to:

New England Life Insurance Company
c/o Metropolitan Life Insurance Company
Investments, Private Placements
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

New England Life Insurance Company
c/o Metropolitan Life Insurance Company
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel–Securities Investments (PRIV)
Facsimile: (973) 355-4338

Name of Nominee in which Notes are to be issued: Texas Life Insurance Company

Taxpayer I.D. Number: 04-2708937

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PACIFIC LIFE INSURANCE COMPANY	$10,000,000
700 Newport Center Drive
Newport Beach, California 92660-6397
Attention: Securities Department
Telephone: (949) 219-3379
Telefacsimile: (949) 219-5406

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Mellon Trust of New England
ABA #0110-0123-4
DDA 125261
Attention: MBS Income CC: 1253
A/C Name: Pacific Life General Account/PLCF 1810132
Regarding: Brandywine Operating Partnership, L.P., 4.34% Senior Notes due December 14, 2008; PPN 105340 A* 4

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Mellon Trust
Attention: Pacific Life Accounting Team
Three Mellon Bank Center
AIM # 153-3610
Pittsburgh, Pennsylvania 15259
Telefacsimile: (412) 236-7529

and

Pacific Life Insurance Company
Attention: Securities Administration – Cash Team
700 Newport Center Drive
Newport Beach, California 92660-6397
Telefacsimile: (949) 640-4013

Name of Nominee in which Notes are to be issued: Mac & Co.

Taxpayer I.D. Number: 95-1079000

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DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     “Acquired Indebtedness” shall mean Indebtedness of a Person (a) existing at the time such Person becomes a Subsidiary or (b) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date on which the acquired Person becomes a Subsidiary.

     “Affiliate” shall mean, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting Securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     “Annual Debt Service Charge” shall mean, for any period, the aggregate interest expense (including, without limitation, the interest component of rentals on capitalized leases and letter of credit fees, commitment fees and other similar financial charges) for such period in respect of, and the amortization during such period of any original issue discount of, Indebtedness of the Issuer and its Subsidiaries.

     “Anti-Terrorism Order” shall mean Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

     “Bank Credit Agreement” shall mean (a) that certain Credit Agreement dated as of May 24, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 10, 2004, among the Parent Guarantor and the Issuer, as borrowers, JPMorgan Chase Bank, as administrative agent, swing lender and issuing lender, Bank of America, N.A., as syndication agent and issuing lender, Citicorp, North America, Inc., Wells Fargo Bank, National Association and Wachovia Bank, National Association, as co-documentation agents, and the several lenders from time to time parties thereto, as the same may from time to time be amended, amended and restated, supplemented, restated or otherwise modified from time to time and (b) any successor credit agreement or credit agreements thereto (whether by renewal, replacement, refinancing, or otherwise) that is a principal credit agreement of the Issuer or the Parent Guarantor (taking into account, for purposes of determining whether a successor credit agreement is a principal credit agreement, the maximum principal amount available to be borrowed thereunder and under each other successor credit agreement, the recourse nature of the agreement, and such other factors as the Constituent Companies deem reasonable in light of the circumstances), provided, that, if the Constituent Companies determine that any successor credit agreement is not a principal credit agreement, then the Constituent Companies shall, within 10 days of the effective date of such successor credit agreement, notify each of the holders of the Notes of such determination and the basis thereof, and, unless the Required Holders shall have objected to such determination, such successor credit agreement shall be considered not to be a principal credit agreement for purposes of this definition.

SCHEDULE B
(to Note Purchase Agreement)

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     “Business Day” shall mean (a) for the purposes of Section 9.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Philadelphia, Pennsylvania or New York, New York are required or authorized to be closed.

     “Closing” is defined in Section 3.

     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     “Confidential Information” is defined in Section 22.

     “Consolidated Income Available for Debt Service” shall mean, for any period, Earnings from Operationsof the Issuer and its Subsidiaries for such period plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication) for such period: (a) Annual Debt Service Charge of the Issuer and its Subsidiaries, (b) provision for taxes of the Issuer and its Subsidiaries based on income, (c) provisions for gains and losses on properties and depreciation and amortization, (d) increases in deferred taxes and other non-cash items, (e) depreciation and amortization with respect to interests in joint venture and partially owned entity investments, (f) the effect of any charge resulting from a change in accounting principles in determining Earnings from Operations for such period and (g) amortization of deferred charges.

     “Constituent Companies” or “Constituent Company” are defined in the first paragraph of this Agreement.

     “Contributor Guaranty” is defined in Section 2.2.

     “Contributor” shall mean TRC Associates Limited Partnership, a Delaware limited partnership.

     “Default” shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     “Default Rate” shall mean that rate of interest that is the greater of (a) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank in New York, New York as its “base” or “prime” rate.

     “Disclosure Documents” is defined in Section 6.3.

     “Earnings from Operations” shall mean, for any period, net income or loss of the Issuer and its Subsidiaries, excluding (a) provisions for gains and losses on sales of investments or joint ventures; (b) provisions for gains and losses on disposition of discontinued operations; (c) extraordinary and non-recurring items; and (d) impairment charges and property valuation losses, in each case, as reflected in the consolidated financial statements of the Issuer and its Subsidiaries for such period determined in accordance with GAAP.

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     “Electronic Delivery” is defined in Section 8.1(a).

     “Encumbrance” shall mean any mortgage, encumbrance, charge, pledge or security interest of any kind.

      “Environmental Laws” shall mean any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

     “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer or the Parent Guarantor, as applicable, under Section 414 of the Code.

     “Event of Default” is defined in Section 13.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     “Form 10-K” is defined in Section 8.1(b).

     “Form 10-Q” is defined in Section 8.1(a).

     “Funding Date” is defined in Section 3.

     “GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

     “Governmental Authority” shall mean

(a) the government of

(1) the United States of America or any State or other political subdivision thereof, or

(2) any other jurisdiction in which a Constituent Company or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of a Constituent Company or any of its Subsidiaries, or

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(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     “Guarantors” shall mean, collectively, the Parent Guarantor and the Subsidiary Guarantors.

     “Guaranty” shall mean any guaranty of payment of the Notes and any other obligations of the Issuer by a Guarantor pursuant to Section 12 or the Subsidiary Guaranty Agreement.

     “Hazardous Material” shall mean any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

     “holder” shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 15.1.

     “Indebtedness’’ shall mean, with respect to the Issuer or any of its Subsidiaries (without duplication) any indebtedness of the Issuer or any of its Subsidiaries, (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures or similar instruments, (c) secured by any Encumbrance existing on property owned by the Issuer or any of its Subsidiaries, (d) consisting of letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, or (e) consisting of capitalized leases, and also includes, to the extent not otherwise included, any obligation by the Issuer or any of its Subsidiaries to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person (other than the Issuer or its Subsidiaries); it being understood that indebtedness shall be deemed to be incurred by the Issuer or any of its Subsidiaries whenever it or that Subsidiary creates, assumes, guarantees or otherwise becomes liable in respect thereof. Indebtedness of any Subsidiary of the Issuer existing prior to the time it became a Subsidiary of the Issuer shall be deemed to be incurred at the time that Subsidiary becomes a Subsidiary of the Issuer; and Indebtedness of a Person existing prior to a merger or consolidation of that Person with the Issuer or any of its Subsidiaries in which that Person is the successor to the Issuer or that Subsidiary shall be deemed to be incurred upon the consummation of that merger or consolidation. Notwithstanding the preceding sentences of this definition, the term “Indebtedness” shall not include any indebtedness that had been the subject of an “in substance” defeasance in accordance with GAAP.

     “Indenture” shall mean that certain Indenture dated as of October 22, 2004 among the Issuer, as issuer, the Parent Guarantor, as parent guarantor, certain subsidiaries of the Issuer, as subsidiary guarantors, and The Bank of New York, as trustee, as the same may from time to time be amended, amended and restated, supplemented, restated or otherwise modified from time to time.

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     “INHAM Exemption” is defined in Section 7.2(e).

     “Intercompany Indebtedness” shall mean Indebtedness to which the only parties are the Issuer, any of the Guarantors and any of their respective Subsidiaries (but only so long as such Indebtedness is held solely by any of the Issuer, any of the Guarantors and any of their respective Subsidiaries) that is subordinate in right of payment to the Notes.

     “Issuer” shall mean Brandywine Operating Partnership, L.P., a limited partnership organized under the laws of the State of Delaware, or any successor that becomes such in the manner prescribed in Section 11.3(a).

     “Make-Whole Amount” is defined in Section 9.6.

     “Material” shall mean material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Parent Guarantor and its Subsidiaries (including the Issuer), taken as a whole.

     “Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor and its Subsidiaries (including the Issuer), taken as a whole, or (b) the ability of either Constituent Company to perform its obligations under this Agreement and, in the case of the Issuer, the Notes, (c) the ability of the Subsidiary Guarantors, taken as a whole, to perform their obligations under the Subsidiary Guaranty Agreement or (d) the validity or enforceability of this Agreement, the Subsidiary Guaranty Agreement or the Notes.

     “Memorandum” is defined in Section 6.3.

     “Multi-employer Plan” shall mean any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

     “NAIC” shall mean the National Association of Insurance Commissioners or any successor thereto.

     “NAIC Annual Statement” is defined in Section 7.2(a).

     “Notes” is defined in Section 1.

     “Obligations” is defined in Section 12.1.

     “Officer’s Certificate” shall mean a certificate of a Senior Financial Officer or of any other officer of the Issuer or the Parent Guarantor, as applicable, whose responsibilities extend to the subject matter of such certificate.

     “Opinion of Counsel” shall mean a written opinion of counsel, who may be an employee of or counsel to the Issuer or the Parent Guarantor, as the case may be; provided that in the case of Opinion of Counsel to be delivered pursuant to Section 11.3, “Opinion of Counsel” shall mean a written opinion of nationally recognized independent counsel (or other independent counsel reasonably satisfactory to the Required Holders).

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     “Parent Guarantor” shall mean Brandywine Realty Trust, a real estate investment trust organized under the laws of the State of Maryland, or any successor that becomes such in the manner provided for in Section 11.3(c).

     “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     “Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

     “Plan” shall mean an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by a Constituent Company or any of its ERISA Affiliates or with respect to which a Constituent Company or any of its ERISA Affiliates may have any liability.

     “property” or “properties” shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     “PTE” is defined in Section 7.2(a)

     “Purchaser” is defined in the first paragraph of this Agreement.

     “Qualified Institutional Buyer” shall mean any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

     “QPAM Exemption” is defined in Section 7.2(d).

     “Related Fund” shall mean, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans and (b) is advised or managed by such holder, the same investment advisor as such holder or by an Affiliate of such holder or such investment advisor.

     “Required Holders” shall mean, at any time, the holders of more than 50% in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by a Constituent Company or any of its Affiliates).

     “Responsible Officer” shall mean any Senior Financial Officer and any other officer of the Issuer or the Parent Guarantor, as applicable, with responsibility for the administration of the relevant portion of this Agreement.

     “SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

     “Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

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     “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     “Senior Financial Officer” shall mean the chief financial officer, principal accounting officer, treasurer or comptroller of the Issuer or the Parent Guarantor, as applicable.

     “Significant Holder” shall mean (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.

     “Significant Subsidiary” shall mean any Subsidiary of the Issuer which is a “significant subsidiary” (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act).

     “Subsidiary” shall mean, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of stock of such corporation shall have or might have voting power by reason of the lapse of time or the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (b) any partnership, association, joint venture, limited liability company, trust or other entity in which such Person directly or indirectly through its Subsidiaries has more than a 50% equity interest or 50% Capital Percentage at any time. For the purpose of this definition, “Capital Percentage” shall mean, with respect to the interest of a Constituent Company or one of its Subsidiaries in any partnership, association, joint venture, limited liability company, trust or other entity, the percentage interest of such partnership, association, joint venture, limited liability company, trust or other entity based on the aggregate amount of net capital contributed by such Constituent Company or such Subsidiary in such partnership, association, joint venture, limited liability company, trust or other entity at the time of determination relative to all capital contributions made in such partnership, association, joint venture, limited liability company, trust or other entity at such time of determination.

     “Subsidiary Guarantor” shall mean each Subsidiary of the Issuer that is, as of the date of this Agreement, a party to the Subsidiary Guaranty Agreement and any Subsidiary that is required in the future to guaranty the Notes under the terms of Section 10.8(a) of this Agreement; provided, however, that, in the event any Subsidiary Guarantor is released pursuant to Section 10.8(b), such entity shall no longer be deemed a “Subsidiary Guarantor.”

     “Subsidiary Guaranty Agreement” is defined in Section 2.2.

     “SVO” shall mean the Securities Valuation Office of the NAIC or any successor to such Office.

     “Total Assets” shall mean, as of any date, the sum of (a) the Undepreciated Real Estate Assets and (b) all other assets of the Issuer and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

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     “Total Unencumbered Assets” shall mean, as of any date, the sum of (a) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (b) all other assets of the Issuer and its Subsidiaries not subject to an Encumbrance for borrowed money, determined in accordance with GAAP (but excluding accounts receivable and intangibles).

     “Undepreciated Real Estate Assets” shall mean, as of any date, the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

     “Unsecured Indebtedness” shall mean Indebtedness which is not secured by any Encumbrance upon any of the properties of the Issuer or any of its Subsidiaries.

     “USA Patriot Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

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FORM OF NOTE

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE OR SOLD IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT OF ANY APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE IS DEEMED, BY ITS ACCEPTANCE HEREOF, TO HAVE (i) AGREED TO THE CONFIDENTIALITY PROVISIONS SET FORTH IN SECTION 22 OF THE NOTE PURCHASE AGREEMENT AND (ii) MADE THE REPRESENTATIONS SET FORTH IN SECTION 7 OF THE NOTE PURCHASE AGREEMENT.

BRANDYWINE OPERATING PARTNERSHIP, L.P.

4.34% Senior Note due December 14, 2008

No. R-_______	___________, 20__
$____________	PPN 105340 A* 4

     FOR VALUE RECEIVED, the undersigned, BRANDYWINE OPERATING PARTNERSHIP, L.P. (herein called the “Issuer”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars (or so much thereof as shall not have been prepaid) on December 14, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.34% per annum from the date hereof, payable semiannually, on the fourteenth day of June and December in each year, commencing with the June 14th or December 14th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (1) 6.34% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as of November 15, 2004 (as from time to time amended, the “Note Purchase Agreement”), among the Issuer, Brandywine Realty Trust, a real estate investment trust organized under the laws of the State of Maryland, and the respective Purchasers named therein and is entitled to the benefits thereof. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1
(to Note Purchase Agreement)

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     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

BRANDYWINE OPERATING PARTNERSHIP, L.P. By: Brandywine Realty Trust By _________________________________ Its ______________________________

E-1-2

Execution Copy

SUBSIDIARY GUARANTY AGREEMENT

Dated as of December 14, 2004

Re:	$113,000,000 4.34% Senior Notes due December 14, 2008
of
Brandywine Operating Partnership, L.P.

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SUBSIDIARY GUARANTY AGREEMENT

Re:    $113,000,000 4.34% Senior Notes due December 14, 2008
of
Brandywine Operating Partnership, L.P.

     This Subsidiary Guaranty Agreement dated as of December 14, 2004 (this “Guaranty”) is entered into on a joint and several basis by each of the undersigned, together with any entity that may become a party hereto by execution and delivery of a Guaranty Supplement in substantially the form set forth as Exhibit A hereto (a “Guaranty Supplement”) (which parties, for so long as they remain obligated hereunder, are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”).

RECITALS

     A. Each Guarantor is (1) a direct or indirect wholly-owned Subsidiary of Brandywine Operating Partnership, L.P., a limited partnership organized under the laws of the State of Delaware (the “Issuer”; the Issuer and Brandywine Realty Trust, a real estate investment trust organized under the laws of the State of Maryland (the “Parent Guarantor”) are collectively referred to herein as the “Constituent Companies”) or (2) a direct or indirect Subsidiary of the Issuer the ownership of which is described on Schedule 1 hereto.

     B. The Constituent Companies have entered into a Note Purchase Agreement dated as of November 15, 2004 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Note Purchase Agreement”) among the Issuer, the Parent Guarantor and each of the institutional investors named on Schedule A attached to said Note Purchase Agreement (the “Note Purchasers”), providing for, among other things, the issue and sale by the Issuer to the Note Purchasers of $113,000,000 aggregate principal amount of its 4.34% Senior Notes due December 14, 2008 (the “Notes”). The Note Purchasers together with their respective successors and assigns are collectively referred to herein as the “Holders.”

     C. The Note Purchasers have required as a condition of their purchase of the Notes that the Constituent Companies cause each of the undersigned to enter into this Guaranty and, as set forth in Section 10.8(a)(1) of the Note Purchase Agreement, to cause each Subsidiary that becomes a co-obligor or guarantor of any obligations existing under the Bank Credit Agreement or the Indenture (each as defined in the Note Purchase Agreement) to enter into a Guaranty Supplement, and the Constituent Companies have agreed to cause each of the undersigned to execute this Guaranty and to cause each Subsidiary that becomes a co-obligor or guarantor of any obligations under the Bank Credit Agreement or the Indenture to execute a Guaranty Supplement, in each case in order to induce the Note Purchasers to purchase the Notes and thereby benefit the Constituent Companies and their Subsidiaries by providing funds to the Issuer for the purposes described in Section 6.14 of the Note Purchase Agreement.

     Now, therefore, as required by Section 5.4(a) of the Note Purchase Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:

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SECTION 1. DEFINITIONS.

     Capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement unless otherwise defined herein.

SECTION 2. GUARANTY.

     (a) Each Guarantor jointly and severally hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to each Holder the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, Make-Whole Amount, if any, and interest (including any interest accruing after the commencement of any proceeding in bankruptcy and any additional interest that would accrue but for the commencement of such proceeding) on the Notes and all other obligations of the Issuer under the Note Purchase Agreement (all the foregoing being hereinafter collectively called the “Obligations”). Each Guarantor further agrees (to the extent permitted by applicable law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under this Guaranty notwithstanding any extension or renewal of any Obligation.

     (b) To the extent that any Guarantor shall make a payment hereunder (a “Payment”) which, taking into account all other Payments previously or concurrently made by any of the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate obligations satisfied by such Payment in the same proportion as such Guarantor’s “Allocable Amount” (as hereinafter defined) in effect immediately prior to such Payment bore to the Aggregate Allocable Amount (as hereinafter defined) of all of the Guarantors in effect immediately prior to the making of such Payment, then such Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Payment; provided that each Guarantor covenants and agrees that such right of contribution and indemnification and any and all claims of such Guarantor against any other Guarantor, any endorser or against any of their property shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all of the Notes and satisfaction by the Issuer of its obligations under the Note Purchase Agreement and by the Guarantors of their obligations under this Guaranty and the Guarantors shall not take any action to enforce such right of contribution and indemnification, and the Guarantors shall not accept any payment in respect of such right of contribution and indemnification, until all of the Notes and all amounts payable by the Guarantors hereunder have indefeasibly been finally paid in cash in full and all of the obligations of the Issuer under the Note Purchase Agreement and of the Guarantors under this Guaranty have been satisfied

     As of any date of determination, (1) the “Allocable Amount” of any Guarantor shall be equal to the maximum amount which could then be claimed by the Holders under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sec. 101 et. seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law; and (2) the “Aggregate Allocable Amount” shall be equal to the sum of each Guarantor’s Allocable Amount.

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     This clause (b) is intended only to define the relative rights of the Guarantors, and nothing set forth in this clause (b) is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts to the Holders as and when the same shall become due and payable in accordance herewith.

     Each Guarantor acknowledges that the rights of contribution and indemnification hereunder shall constitute an asset in favor of any Guarantor to which such contribution and indemnification is owing.

SECTION 3. WAIVER OF DEFENSES.

     Each Guarantor waives presentation to, demand of payment from and protest to the Issuer of any of the Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Note Purchase Agreement, the Notes, any other agreement or the Obligations. The obligation of each Guarantor hereunder shall not be affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person under the Note Purchase Agreement, this Guaranty, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Note Purchase Agreement, this Guaranty, the Notes or any other agreement; (d) the release of any security held by any Holder for the Obligations or any of them or (e) any change in the ownership of the Issuer.

SECTION 4. GUARANTY OF PAYMENT.

     Each Guarantor further agrees that this Guaranty constitutes a guaranty of payment when due (and not a guaranty of collection) and waives any right to require that any resort be had by any Holder to any other Person or to any security held for payment of the Obligations.

SECTION 5. GUARANTY UNCONDITIONAL.

     The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder to assert any claim or demand or to enforce any remedy under the Note Purchase Agreement, this Guaranty, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.

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SECTION 6. REINSTATEMENT.

     Each Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, Make-Whole Amount, if any, or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Issuer or otherwise.

SECTION 7. PAYMENT ON DEMAND.

     In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Issuer to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, the Guarantors hereby promise to and shall, upon receipt of written demand by any holder of the Notes, forthwith pay, or cause to be paid, in cash, to the holders an amount equal to the sum of (a) the unpaid amount of such Obligations then due and owing and (b) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by applicable law).

SECTION 8. STAY OF ACCELERATION.

     Each Guarantor further agrees that, as between itself, on the one hand, and the Holders, on the other hand, (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in the Note Purchase Agreement for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (b) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purposes of this Guaranty.

SECTION 9. COSTS OF ENFORCEMENT.

     Each Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by any Holder in enforcing any rights under this Guaranty.

SECTION 10. NO SUBROGATION.

     Notwithstanding any payment or payments made by a Guarantor hereunder, such Guarantor shall not be entitled to be subrogated to any of the rights of any Holder against the Issuer or any collateral security or guaranty or right of offset held by any Holder for the payment of the Obligations, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Issuer or any other guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Holders by the Issuer on account of the Obligations are paid in full. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the holders of the Notes, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Holders, if required), to be applied against the Obligations.

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SECTION 11. MARSHALLING.

     No Holder shall be under any obligation: (a) to marshal any assets in favor of any Guarantor or in payment of any or all of the liabilities of the Issuer under or in respect of the Notes and the Note Purchase Agreement or the obligations of any Guarantor hereunder or (b) to pursue any other remedy that a Guarantor may or may not be able to pursue itself and that may lighten any Guarantor’s burden, any right to which each Guarantor hereby expressly waives.

SECTION 12. CONSIDERATION.

     Each Guarantor has received, or shall receive, direct or indirect benefits from the making of this Guaranty.

SECTION 13. REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

     Each Guarantor represents and warrants to each Holder that:

     (a)    Such Guarantor is a corporation, limited liability company, limited partnership or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, limited liability company, limited partnership or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets or properties of the Issuer and its subsidiaries, taken as a whole, or (2) the ability of such Guarantor to perform its obligations under this Guaranty or (3) the validity or enforceability of this Guaranty (herein in this Section 13, a “Material Adverse Effect”). Such Guarantor has the corporate, limited liability company, limited partnership or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

     (b)    Each subsidiary of such Guarantor is a corporation, limited liability company, limited partnership or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, limited liability company, limited partnership or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each subsidiary of such Guarantor has the corporate, limited liability company, limited partnership or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     (c)    This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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     (d)    The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational document or any other agreement or instrument to which such Guarantor or any of its subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its subsidiaries.

     (e)    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

     (f)    Neither such Guarantor nor any of its subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

     (g)    Such Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Guarantor does not intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Such Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty. Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.

     (h)    The obligations of such Guarantor under this Guaranty rank at least pari passu in right of payment with all other unsecured Indebtedness (actual or contingent) of such Guarantor that is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of such Guarantor including, without limitation, all obligations of such Guarantor under any guaranty of Indebtedness of any other Person.

SECTION 14. AMENDMENTS, WAIVERS AND CONSENTS.

     (a)     This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Sections 3 through 13, inclusive, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, and (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver or (ii) amend Section 2 or this Section 14. No consent of the Holders or the Guarantors shall be required in connection with the execution and delivery of a Guaranty Supplement or other addition of any additional Guarantor, and each Guarantor, by its execution and delivery of this Guaranty (or Guaranty Supplement) consents to the addition of each additional Guarantor. Upon fulfillment of the conditions set forth in Section 10.8(b) of the Note Purchase Agreement (including without limitation receipt by the Holders of the Officer’s Certificate described in such Section 10.8(b)) with respect to any Guarantor, such Guarantor shall be automatically deemed discharged from its obligations hereunder, without any consent or other action by any of the Holder, the Guarantors or the Constituent Companies and shall no longer constitute a “Guarantor” hereunder.

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     (b)    The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 14 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders. The Guarantors will deliver executed copies of each executed Guaranty Supplement to each Holder promptly following the date on which it is executed.

     (c)    No Guarantor will directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by such Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

     (d)    Any amendment or waiver consented to as provided in this Section 14 applies equally to all Holders of Notes affected thereby and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term “this Guaranty” and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

     (e)    Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Guarantor, the Issuer or any of their respective subsidiaries or Affiliates shall be deemed not to be outstanding.

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SECTION 15. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(1) if to a Note Purchaser or its nominee, to such Note Purchaser or its nominee at the address specified for such communications in Schedule A to the Note Purchase Agreement, or at such other address as such Note Purchaser or its nominee shall have specified to any Guarantor or the Issuer in writing,
(2) if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor or the Issuer in writing, or
(3) if to any Guarantor, to such Guarantor c/o the Issuer at its address set forth at the beginning of the Note Purchase Agreement to the attention of the Chief Financial Officer, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this Section 15 will be deemed given only when actually received.

SECTION 16. MISCELLANEOUS.

     (a)    No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for such Holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

     (b)    The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose for such Holder, in the case of a Holder that is a Note Purchaser, on Schedule A to the Note Purchase Agreement or by such other method or at such other address as any Holder shall have from time to time specified to the Guarantors or the Issuer on behalf of the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

     (c)    Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

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     (d)    If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

     (e)    This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid. If any Guarantor enters into any consolidation or merger, pursuant to which such Guarantor is not the surviving entity (the “Successor Corporation”), the Successor Corporation, if not already a Guarantor, shall execute and deliver to each Holder its assumption of the due and punctual performance and observance of each covenant and condition of this Guaranty (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders).

     (f)    This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     (g)    This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     (h)    (1) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(2) Each Guarantor consents to process being served by or on behalf of any Holder in any suit, action or proceeding of the nature referred to in Section 16(h)(1) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 15 or at such other address of which such Holder shall then have been notified pursuant to said Section. Each Guarantor agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(3) Nothing in this Section 16(h) shall affect the right of any Holder to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against a Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(4) EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

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     In Witness Whereof, the undersigned has caused this Guaranty to be duly executed by an authorized representative as of the date first written above.

AAPOP 2, L.P., a Delaware limited partnership

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE AMBASSADOR, L.P., a Pennsylvania limited partnership

By:	Brandywine Ambassador, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE CENTRAL L.P., a Pennsylvania limited partnership

By:	Brandywine F.C., L.P., a Pennsylvania limited partnership, its general partner
By:	Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE CIRA, L.P., a Pennsylvania limited partnership

By:	Brandywine Cira, LLC, a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE F.C., L.P., a Pennsylvania limited partnership

By:	Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE GRANDE B, L.P., a Delaware limited partnership

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE I.S., L.P., a Pennsylvania limited partnership

By:	Brandywine I.S., L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE METROPLEX, L.P., a Pennsylvania limited partnership

By:	Brandywine Metroplex, LLC, a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE P.M., L.P., a Pennsylvania limited partnership

By:	Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB FLORIG, L.P., a Pennsylvania limited partnership

By:	Brandywine TB Florig, LLC, a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB INN, L.P., a Pennsylvania limited partnership

By:	Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

By:	Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

By:	Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB V, L.P., a Pennsylvania limited partnership

By:	Brandywine TB V, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB VI, L.P., a Pennsylvania limited partnership

By:	Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB VIII, L.P., a Pennsylvania limited partnership

By:	Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

C/N OAKLANDS LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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E-TENANTS.COM HOLDING, L.P., a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

IRON RUN LIMITED PARTNERSHIP V, a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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WITMER OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

100 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

111 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

440 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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442 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

481 JOHN YOUNG WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

INTERSTATE CENTER ASSOCIATES, a Virginia general partnership

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner
By:	Brandywine Interstate 50, L.L.C., a Delaware limited liability company, one of its general partners
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

IR NORTHLIGHT II ASSOCIATES, a Pennsylvania general partnership

By:	AAPOP 2, L.P., a Delaware limited partnership, one of its general partners
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

PLYMOUTH TFC GENERAL PARTNERSHIP, a Pennsylvania general partnership

By:	Brandywine P.M., L.P., a Pennsylvania Limited Partnership, its general partner
By:	Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE REALTY SERVICES CORPORATION, a Pennsylvania corporation

BTRS, INC., a Delaware corporation

SOUTHPOINT LAND HOLDINGS, INC., a Pennsylvania corporation

VALLEYBROOKE LAND HOLDINGS, INC., a Pennsylvania corporation

BRANDYWINE AMBASSADOR, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE BROKERAGE SERVICES, LLC, a New Jersey limited liability company

By:	Brandywine Realty Services Corporation, a Pennsylvania corporation, its sole member

BRANDYWINE CHARLOTTESVILLE LLC, a Virginia limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE CHRISTINA LLC, a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE CIRA, LLC, a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE DABNEY, L.L.C., a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE DOMINION, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE F.C., L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE I.S., L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE INTERSTATE 50, L.L.C., a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE-MAIN STREET, LLC, a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE METROPLEX LLC, a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE PIAZZA, L.L.C., a New Jersey limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE PLAZA 1000, L.L.C., a New Jersey limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE PROMENADE, L.L.C., a New Jersey limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB FLORIG, LLC, a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB INN, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB I, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB V, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB VIII, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TRENTON URBAN RENEWAL, L.L.C., a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE WITMER, L.L.C., a Pennsylvania limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

CHRISTIANA CENTER OPERATING COMPANY III LLC, a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

E-TENANTS LLC, a Delaware limited liability company

By:	e-Tenants.com Holding, L.P., a Pennsylvania limited partnership, its sole member
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE GRANDE B, LLC, a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE GREENTREE V, LLC, a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE MIDATLANTIC LLC, a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR PROPERTIES ASSOCIATES-II, L.P., a Pennsylvania limited partnership

By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

OLS OFFICE PARTNERS, L.P., a Delaware limited partnership

By:	Brandywine One Logan LLC, a Pennsylvania limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE ONE LOGAN LLC, a Pennsylvania limited liability company

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership

By:	Brandywine Radnor Center LLC, a Pennsylvania limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE RADNOR CENTER LLC, a Pennsylvania limited liability company

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its general partner
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE ONE RODNEY SQUARE LLC, a Delaware limited liability company

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE 300 DELAWARE LLC, a Delaware, limited liability company

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR GP, L.L.C., a Delaware limited liability company

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR GP-SDC, L.L.C., a Delaware limited liability company

By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, its sole member
By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR PROPERTIES-SDC, L.P., a Delaware limited partnership

By:	Radnor GP-SDC, L.L.C., a Delaware limited liability company, its general partner
By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member
By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR PROPERTIES-201 KOP, L.P., a Delaware limited partnership

By:	Radnor GP-201 KOP, L.L.C., a Delaware limited liability company, its general partner
By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member
By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR GP-201 KOP, L.L.C., a Delaware limited liability company

By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member
By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR PROPERTIES-555 LA, L.P., a Delaware limited partnership

By:	Radnor GP-555 LA, L.L.C., a Delaware limited liability company, its general partner
By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member
By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR GP-555 LA, L.L.C., a Delaware limited liability company

By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member
By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member
By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:

Name:	Gerard H. Sweeney
Title:	President and Chief Executive Officer of
each of the above-named entities

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GUARANTY SUPPLEMENT

To the Holders (as defined in the hereinafter
  defined Guaranty Agreement)

Ladies and Gentlemen:

     Whereas, Brandywine Operating Partnership, a limited partnership organized under the laws of the State of Delaware (the “Issuer”), issued $113,000,000 aggregate principal amount of its 4.34% Senior Notes due December 14, 2008 (the “Notes”) pursuant to a Note Purchase Agreement dated as of November 15, 2004 (the “Note Purchase Agreement”) between the Issuer, Brandywine Realty Trust, a real estate investment trust organized under the laws of the State of Maryland (the “Parent Guarantor”), and each of the purchasers named on Schedule A attached to said Note Purchase Agreement (the “Note Purchasers”) for the purposes described in Section 6.14 of the Note Purchase Agreement. Capitalized terms used herein shall have the meanings set forth in the hereinafter defined Guaranty Agreement unless herein defined or the context shall otherwise require.

     Whereas, as a condition precedent to their purchase of the Notes, the Note Purchasers required that from time to time certain subsidiaries of the Issuer and the Parent Guarantor enter into that certain Subsidiary Guaranty Agreement dated as of December 14, 2004 as security for the Notes (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty Agreement”).

     Pursuant to Section 9.8(a)(1) of the Note Purchase Agreement, the [Issuer/Parent Guarantor] has agreed to cause the undersigned, ____________, a [_______] organized under the laws of ______________ (the “Additional Guarantor”), to join in the Guaranty Agreement. In accordance with the requirements of the Guaranty Agreement, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty Agreement attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Guaranty Agreement for the obligations of the Issuer under the Notes and the Note Purchase Agreement and to the extent and in the manner set forth in the Guaranty Agreement.

Exhibit A (to Guaranty Agreement)

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     The undersigned is the duly elected ____________ of the Additional Guarantor, a [subsidiary] of the [Issuer/Parent Guarantor], and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence such Additional Guarantor’s consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty Agreement and its agreement to be bound by the covenants, terms and provisions of the Guaranty Agreement as a Guarantor thereunder and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in Section 13 of the Guaranty Agreement.

     Upon execution of this Guaranty Supplement, the Guaranty Agreement shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty Agreement are hereby ratified, confirmed and approved in all respects.

     Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty Agreement without making specific reference to this Guaranty Supplement, but nevertheless all such references shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.

     Dated: _________________, 20__.

[Name of Additional Guarantor]

By

Its

A-2

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FORM OF OPINION OF SPECIAL COUNSEL
TO THE ISSUER AND THE GUARANTORS – CLOSING

     The closing opinion of Pepper Hamilton LLP, special counsel for the Issuer and the Guarantors, which is called for by Section 4.4(a) of the Agreement, shall be dated the date of the Closing and addressed to each Purchaser, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

1. The Issuer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, has the limited partnership power and authority to execute and perform the Agreement and to issue the Notes and has the full limited partnership power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign limited partnership in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2. The Parent Guarantor is a real estate investment trust, duly formed, validly existing and in good standing under the laws of the State of Maryland, has the trust power and authority to execute and perform the Agreement and has the full trust power and authority to own its properties and to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign trust in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3. Each Subsidiary Guarantor is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the corporate or other power and authority to execute and perform the Subsidiary Guaranty Agreement and has the corporate or other power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4. Each Subsidiary of the Parent Guarantor (other than the Issuer and the Subsidiary Guarantors) is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary of the Parent Guarantor (including the Issuer and the Subsidiary Guarantors) have been duly issued, are fully paid and non-assessable and, other than as shown on Schedule 6.4, are owned by the Parent Guarantor, by one or more Subsidiaries of the Parent Guarantor, or by the Parent Guarantor and one or more of its Subsidiaries.

EXHIBIT 4.4(a)
(to Note Purchase Agreement)

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5. The Agreement has been duly authorized by all necessary limited partnership or trust action on the part of each Constituent Company, has been duly executed and delivered by each Constituent Company and constitutes the legal, valid and binding contract of each Constituent Company enforceable in accordance with its terms.

6. Except for any Current Report on Form 8-K describing the transactions contemplated by this Agreement that may be required to be filed by the Issuer and the Parent Guarantor, no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority, federal or state, is necessary in connection with the execution and delivery by the Issuer or the Parent Guarantor of the Agreement.

7. The execution, delivery and performance by the Issuer of the Agreement do not conflict with any law, rule or regulation of any Governmental Authority or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Encumbrance upon any of the property of the Issuer pursuant to the provisions of the organizational documents of the Issuer or any agreement or other instrument known to such counsel to which the Issuer is a party or by which the Issuer may be bound.

8. The execution, delivery and performance by the Parent Guarantor of the Agreement do not conflict with any law, rule or regulation of any Governmental Authority or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Encumbrance upon any of the property of the Parent Guarantor pursuant to the provisions of its organizational documents or any agreement or other instrument known to such counsel to which the Parent Guarantor is a party or by which the Parent Guarantor may be bound.

9. The execution and delivery of the Guaranty provided in Section 12 of the Agreement do not, under existing law, require the registration of the Agreement under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

10. The Parent Guarantor is organized in accordance with the requirements for qualification as a real estate investment trust set forth in subchapter M of the Code and the regulations thereunder.

11. With respect to the taxable years of the Parent Guarantor ended December 31, 1986 through December 31, 2003, the Parent Guarantor met the requirements for qualification and taxation as a real estate investment trust set forth in subchapter M of the Code.

E-4.4(a)-2

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12. Neither Constituent Company nor any Subsidiary Guarantor is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

     The opinion of Pepper Hamilton LLP shall cover such other matters relating to the execution and delivery of the Agreement as any Purchaser may reasonably request and shall provide that (a) subsequent holders of the Notes may rely upon such opinion and (b) such opinion may be provided to Governmental Authorities including, without limitation, the NAIC or the SVO. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Issuer and the Guarantors.

E-4.4(a)-3

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FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS – CLOSING

     The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.4(b) of the Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1. The Issuer is a limited partnership validly existing and in good standing under the laws of the State of Delaware.

2. The Parent Guarantor is a real estate investment trust validly existing and in good standing under the laws of the State of Maryland.

3. The Issuer has the limited partnership power and authority to execute and deliver the Agreement, and the execution and delivery thereof by the Issuer have been duly authorized by all necessary limited partnership action on the part of the Issuer.

4. The Parent Guarantor has the trust power and authority to execute and deliver the Agreement, and the execution and delivery thereof by the Parent Guarantor have been duly authorized by all necessary trust action on the part of the Parent Guarantor.

5. The Agreement has been duly executed and delivered by each Constituent Company and constitutes the legal, valid and binding contracts of each Constituent Company, enforceable against each Constituent Company in accordance with its terms.

     The opinion of Schiff Hardin LLP shall also state that the opinion of Pepper Hamilton LLP is satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.

     In rendering the opinion set forth in paragraphs 1 above, Schiff Hardin LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Limited Partnership certified by, and a certificate of good standing of the Issuer from, the Secretary of State of the State of Delaware. In rendering the opinion set forth in paragraph 2 above, Schiff Hardin LLP may rely, as to matters referred to paragraph 2, solely upon the examination of the Declaration of Trust certified by, and a certificate of good standing of the Parent Guarantor from, the Secretary of State of the State of Maryland. The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Constituent Company and upon representations of the Constituent Companies and the Purchasers delivered in connection with the issuance and sale of the Notes.

EXHIBIT 4.4(b)
(to Note Purchase Agreement)

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FORM OF OPINION OF SPECIAL COUNSEL
TO THE ISSUER AND THE GUARANTORS – FUNDING DATE

     The Funding Date opinion of Pepper Hamilton LLP, special counsel for the Issuer and the Guarantors, which is called for by Section 5.5(a) of the Agreement, shall be dated the Funding Date and addressed to each Purchaser, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

1. The Issuer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, has the limited partnership power and authority to perform the Agreement and to issue the Notes and has the full limited partnership power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign limited partnership in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2. The Parent Guarantor is a real estate investment trust, duly formed, validly existing and in good standing under the laws of the State of Maryland, has the trust power and authority to perform the Agreement and has the full trust power and authority to own its properties and to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign trust in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3. Each Subsidiary Guarantor is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the corporate or other power and authority to execute and perform the Subsidiary Guaranty Agreement and has the corporate or other power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4. Each Subsidiary of the Parent Guarantor (other than the Issuer and the Subsidiary Guarantors) is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary of the Parent Guarantor (including the Issuer and the Subsidiary Guarantors) have been duly issued, are fully paid and non-assessable and, other than as shown on Schedule 6.4, are owned by the Parent Guarantor, by one or more Subsidiaries of the Parent Guarantor, or by the Parent Guarantor and one or more of its Subsidiaries.

EXHIBIT 5.5(a)
(to Note Purchase Agreement)

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5. The Agreement constitutes the legal, valid and binding contract of each Constituent Company enforceable in accordance with its terms.

6. The Notes have been duly authorized by all necessary limited partnership action on the part of the Issuer, have been duly executed and delivered by the Issuer and constitute the legal, valid and binding obligations of the Issuer enforceable in accordance with their terms.

7. The Subsidiary Guaranty Agreement has been duly authorized by all necessary corporate or other action on the part of each Subsidiary Guarantor, has been duly executed and delivered by each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of each Subsidiary Guarantor enforceable in accordance with its terms.

8. Except for any Current Report on Form 8-K describing the transactions contemplated by this Agreement that may be required to be filed by the Issuer and the Parent Guarantor, no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority, federal or state, is necessary in connection with the execution and delivery (a) by the Issuer of the Notes or (b) by any Subsidiary Guarantor of the Subsidiary Guaranty Agreement.

9. The issuance and sale of the Notes and the performance by the Issuer of the Agreement do not conflict with any law, rule or regulation of any Governmental Authority or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Encumbrance upon any of the property of the Issuer pursuant to the provisions of the organizational documents of the Issuer or any agreement or other instrument known to such counsel to which the Issuer is a party or by which the Issuer may be bound.

10. The performance by the Parent Guarantor of the Agreement do not conflict with any law, rule or regulation of any Governmental Authority or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Encumbrance upon any of the property of the Parent Guarantor pursuant to the provisions of its organizational documents or any agreement or other instrument known to such counsel to which the Parent Guarantor is a party or by which the Parent Guarantor may be bound.

11. The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty Agreement do not conflict with any law, rule or regulation of any Governmental Authority or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Encumbrance upon any of the property of any Subsidiary Guarantor pursuant to the provisions of the organizational documents or any agreement or other instrument known to such counsel to which such Subsidiary Guarantor is a party or by which the any Subsidiary Guarantor may be bound.

E-5.5(a)-2

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12. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement and the execution and delivery of the Subsidiary Guaranty Agreement do not, under existing law, require the registration of the Notes, the Agreement or the Subsidiary Guaranty Agreement under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

13. Neither Constituent Company nor any Subsidiary Guarantor is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

14. The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and contemplated by the Agreement do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

15. The Parent Guarantor is organized in accordance with the requirements for qualification as a real estate investment trust set forth in subchapter M of the Code and the regulations thereunder.

16. With respect to the taxable years of the Parent Guarantor ended December 31, 1986 through December 31, 2003, the Parent Guarantor met the requirements for qualification and taxation as a real estate investment trust set forth in subchapter M of the Code.

The opinion of Pepper Hamilton LLP shall cover such other matters relating to the sale of the Notes as any Purchaser may reasonably request and shall provide that (a) subsequent holders of the Notes may rely upon such opinion and (b) such opinion may be provided to Governmental Authorities including, without limitation, the NAIC or the SVO. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Issuer and the Guarantors.

E-5.5(a)-3

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FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS – FUNDING DATE

     The Funding Date opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 5.5(b) of the Agreement, shall be dated the Funding Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1. The Issuer is a limited partnership validly existing and in good standing under the laws of the State of Delaware.

2. The Parent Guarantor is a real estate investment trust validly existing and in good standing under the laws of the State of Maryland.

3. The Issuer has the limited partnership power and authority to execute and deliver the Notes being delivered on the date hereof, and the execution and delivery thereof by the Issuer have been duly authorized by all necessary limited partnership action on the part of the Issuer.

4. The Agreement constitutes the legal, valid and binding contract of each Constituent Company, enforceable against each Constituent Company in accordance with its terms.

5. The Notes being delivered on the date hereof have been duly executed and delivered by the Issuer and constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms.

6. The issuance, sale and delivery of the Notes being delivered on the date hereof under the circumstances contemplated by this Agreement do not, under existing law, require the registration of such Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Schiff Hardin LLP shall also state that the opinion of Pepper Hamilton LLP is satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.

     In rendering the opinion set forth in paragraphs 1 above, Schiff Hardin LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Limited Partnership certified by, and a certificate of good standing of the Issuer from, the Secretary of State of the State of Delaware. In rendering the opinion set forth in paragraph 2 above, Schiff Hardin LLP may rely, as to matters referred to paragraph 2, solely upon the examination of the Declaration of Trust certified by, and a certificate of good standing of the Parent Guarantor from, the Secretary of State of the State of Maryland. The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Constituent Company and upon representations of the Constituent Companies and the Purchasers delivered in connection with the issuance and sale of the Notes.

EXHIBIT 5.5(b)
(to Note Purchase Agreement)

E-5.5(b)-2